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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05685

Williamsburg Investment Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP       One Post Office Square      Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         March 31, 2012

Date of reporting period:       March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

March 31, 2012

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	May 4, 2012

Dear Shareholders,

Equity markets enjoyed an unusually strong first quarter of 2012. The S&P 500 Index and Russell 2000 Index advanced 12.6% and 12.4%, respectively. Gains were consistent, as evidenced by positive results each month of the quarter. At the start of the quarter, we thought that markets could be poised to rally if elevated risk premiums began to subside. This thesis is proving correct thus far, with solid earnings reports, encouraging macroeconomic data, and accommodative monetary policy having fueled the fire. Each of our Funds performed well and finished the fiscal year ended March 31, 2012 on a strong note.

We benefitted from exposure to domestic recovery stories. Housing/real estate related plays performed particularly well. Given high affordability, low levels of inventory, and supportive policy, the housing market seems poised to turn. Credit Suisse First Boston (CSFB) recently noted that housing represents only 2.2% of GDP, but homes are roughly one third of household wealth. Hence, a recovery would have a positive wealth effect and support consumer spending. In fact, Ben Bernanke recently noted that every U.S. economic recovery since 1945 has been driven by housing. In addition to benefitting homebuilders, improvement would be a plus for many industries. Banking could be one of the biggest beneficiaries. Having struggled for years with credit losses, weak loan demand, capital constraints, and heightened regulation, domestic banks may be hitting an inflection point. Not only should loan demand improve, but most large financial institutions fared well in the most recent “stress test” and can now begin returning more capital to shareholders.

Many investors are skeptical of the market’s rally and are anticipating a correction in the near-term. This is logical when considering the market has rallied approximately 28% from the closing low this past October. Also, we’ve all been trained to expect a sell-off given the market’s tendency to vacillate wildly between “risk-on” and “risk-off” in recent years. We’ll be first to admit that it has become a little more difficult to find deals in the market; furthermore, it is highly unlikely that the pace of recent gains will be sustained. In fact, a setback is virtually guaranteed at some point and there are numerous potential catalysts for one (a new round of Eurozone concerns, higher gasoline prices, etc.). However, we still think that fiscal 2013 could be a good year for stocks; hence, it may not make much sense to try to time a bout of “risk-off.” Odds are, we’d probably be wrong, and the best thing to do is just accept a couple of bumps as we move forward.

Valuations still seem reasonable. When worrying about the market’s recent move or assessing the upside for some of our holdings, we remind ourselves that the S&P 500 Index is trading at a P/E multiple of 13.5x, well below the long-term average. Also, investors may be overlooking the fact that earnings expectations (the “E” part of the equation) could have upward mobility if we see ongoing improvement in employment, housing/real estate, bank lending, and corporate spending.

Could we be derailed by a shift in monetary policy? One day this will present a headwind, but it may be a ways off. The Federal Reserve recently stated it plans to keep rates “exceptionally low,” at least through 2014, and has repeatedly discussed the risk of removing accommodative policy too soon. Clearly, the Fed wants sustained evidence of economic improvement and is willing to tolerate the risk of inflation (a key risk for holders of long-dated bonds). Meanwhile, Europe

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is implementing easier policy, and China may do the same if its economic growth slows. Such coordinated easing should put a tailwind behind stocks. The biggest risk may be the tighter fiscal policy that could happen alongside reflation efforts, but most policymakers seem to recognize that going too far with austerity measures could hurt economic conditions.

We also think investors may be under-allocated to stocks. We recently saw data suggesting that equities as a percent of fund assets were far below the average of the past 15 years. For the past few years, investors have been pouring money into bond funds while equity funds have seen significant withdrawals. Should an economic recovery take hold and/or investors get less complacent about inflation, this dynamic could reverse, which seems to be happening as we speak. Recall, the opposite was true during the tech bubble of the late 1990’s, when stocks witnessed significant inflows and bonds experienced outflows. However, over the following 10 years, bonds delivered solid returns while stocks were basically flat. If history is any guide, the decade to come may be much better for stock investors than bond investors.

Davenport Core Fund

The following chart represents the Davenport Core Fund (the “Fund”) performance and the performance of the S&P 500 Index*, the Fund’s primary benchmark, for the periods ended March 31, 2012.

	Q1 2012	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** 1/15/98	Fiscal Year 2012 Expense Ratio
Core Fund	13.42%	9.99%	22.32%	3.64%	5.03%	4.80%	0.96%
S&P 500 Index*	12.59%	8.54%	23.42%	2.01%	4.12%	4.66%	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Core Fund had a solid year ended March 31, 2012, with its 9.99% total return nicely outpacing the 8.54% return for the S&P 500 Index. While the market seemed to be on a rollercoaster ride to nowhere through the first three quarters of the year, we kept our focus and were well positioned for a sharp advance during the fourth quarter. We are pleased to have captured our fair share of gains without dramatically altering the risk profile of the Fund. Furthermore, we continue to think a focus on quality domestic large cap stocks is prudent, and have benefitted recently from our exposure to the Financials and Consumer Discretionary sectors.

As the market rallied to close out the year, it was gratifying to see standout performances from names we recently emphasized, such as Charles Schwab (SCHW) and Lowe’s (LOW). Bank holdings such as Capital One (COF), JPMorgan Chase (JPM), and Wells Fargo (WFC) were

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also particularly strong. Technology was a source of strength during the fourth quarter and the full year, as Apple (AAPL), QUALCOMM (QCOM), IBM (IBM), and Visa (V) hit fresh highs. The relentless run in the shares of AAPL has been truly remarkable. Though the company’s dominance may not last forever, we feel comfortable with the stock at current levels. In addition to its earnings momentum and cheap valuation, the company has an impressive balance sheet and generates a staggering amount of cash (AAPL’s recently announced annual dividend is larger than the market cap of approximately 40% of S&P 500 companies).

Despite making a charge at the end of the year, energy stocks were a source of weakness in fiscal 2012. Oil services names such as Transocean (RIG) and Schlumberger (SLB) were the weakest in the category, while exploration oriented issues such as Occidental Petroleum (OXY) and EOG Resources (EOG) also struggled. In the fourth quarter, we initiated a position in National-Oilwell Varco (NOV), and sold our position in RIG following a rally in the shares. Though not done in tandem, we believe the net result of these transactions high-grades our energy exposure. NOV sells equipment to over 90% of the world’s drilling rigs. In some segments, such as Rig Equipment, NOV has such strong market share that it has the nickname “No Other Vendor”. Despite a slight pullback in crude oil prices, integrated oil majors are growing capital expenditures significantly over the next few years (5%-15%). As such, we continue to believe NOV provides a great risk/reward opportunity in light of its dominant share, rock solid balance sheet (approximately $3 billion in net cash), and undemanding valuation. Despite the addition of NOV, we note we are slightly underweight in the Energy sector. Though we think it still makes sense to have high quality exposure to this category, we are comfortable with this weighting given prospects for softening oil prices in the face of meaningful domestic supply growth, waning infrastructure investment in China, and easing geopolitical tensions (i.e. Iran).

We initiated a position in e-commerce behemoth, Amazon.com (AMZN), near the end of the year. We have always been attracted to this company given its disruptive business model, large market opportunity, and virtually unrivaled returns on capital. As such, we took advantage of recent weakness in the stock to add a position. In many ways, AMZN is famous for its “lofty” P/E multiple; however, we believe this is misleading given the company’s free cash flow generation well in excess of earnings (and EBITDA in some cases). Though margins and earnings have disappointed as of late due to the company’s investments in distribution capacity, we think these investments should foster a continuation of the company’s impressive growth rate and lead to stronger margins down the road. Moreover, expansion into new product categories and further development of other business segments, such as the Kindle, Amazon Seller Services (third party), and Amazon Web Services (AWS), should lead to strong revenue growth for years to come.

In sum, we are pleased to have had such a strong close to a solid year. Though the fourth quarter’s return may have borrowed from future quarters, we still think large cap equities look attractive following decades of underperformance. Put simply, we sense this asset class is under-owned by many investors and has the potential to surprise to the upside. Should this occur, we feel our team is ready.

New Positions

Amazon.com, Inc. (AMZN) has evolved into one of the most trafficked Internet retail sites in the world, since opening for business as the “World’s Largest Bookstore” in 1995. Today the company directly sells, or acts as a platform for the sale of a wide range of products including books, music, videos, consumer electronics, clothing and household products. AMZN’s vast,

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scalable retail platform allows it to offer the lowest prices around, add new features, and pump incremental sales through at very little cost.

The J.M. Smucker Company (SJM) has grown into a leading manufacturer and marketer of fruit spreads, peanut butter, dessert toppings and natural beverages such as coffee since its founding in 1897 as an apple butter company. Within these categories, the company’s brand portfolio boasts household names such as Jif, Folgers, Crisco, Pillsbury, and, of course, Smucker’s. In addition to strong brands and leading share, this company has a top quality management team, a solid balance sheet and generates strong cash flows. Furthermore, management is committed to returning cash to shareholders via dividends and share repurchases. The company’s growth to date has been impressive; however, we note that with a market cap of about $8.5 billion, SJM has a lot more room to grow organically and via acquisitions.

National-Oilwell Varco, Inc. (NOV) is an oilfield services company that designs, manufactures and sells systems, components and products used in oil and gas drilling and production. With the sustained elevated oil price, exploration and production companies and integrated majors are raising capital expenditures significantly (5-15%), and NOV is well-positioned to benefit from increased oil service equipment demand, and given its equipment is on 90% of the world’s rigs. We expect increased global oil production to provide significant earnings growth and margin expansion over the next few years. In addition to its attractive earnings profile, NOV has a strong balance sheet (approximately $3 billion in net cash) and a solid track record at executing.

News Corporation – Class A (NWSA) is a diversified global media company with operations in six industry segments: cable network programming, filmed entertainment, television, direct broadcast satellite television, publishing, and other. Flagship assets include the FOX Broadcast Network, 20th Century Fox, Fox News, FX, Fox Sports, and the Wall Street Journal. The company also owns numerous foreign assets such as Sky Italia and BSkyB.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (the “Fund”) performance and the performance of the S&P 500 Index*, the Fund’s primary benchmark, and the Lipper Equity Income Index for the periods ended March 31, 2012.

	Q1 2012	1 Year	Since Inception** 12/31/2010	Fiscal Year 2011 Expense Ratio
Value & Income Fund	9.47%	12.23%	14.38%	1.04%
Lipper Equity Income Index*	9.28%	5.99%	9.67%	—
S&P 500 Index*	12.59%	8.54%	11.84%	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

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The Value & Income Fund performed well in fiscal year March 31, 2012, as its 12.23% total return significantly outperformed the 8.54% and 5.99% advances of the S&P 500 Index and the Lipper Equity Income Index, respectively. Expectations for a prolonged low interest rate environment have clearly made dividend paying stocks more attractive to investors; therefore, funds with a dividend focus have performed well. Though we realize our portfolio fits squarely into this so called “sweet spot,” we are pleased to have clearly outperformed our benchmark and comparable funds. We were especially pleased to see absolute performance keep up in the fourth quarter, as more conservative, yield oriented names lagged during a period in which investor risk appetites were rising. The Fund had a yield of 2.01% for the 30 days ended March 31, 2012.

Consumer Staples stocks lagged as the market rallied to close the year. We took this as an opportunity to add a position in PepsiCo (PEP), which has struggled amid commodity cost headwinds, a challenging consumer environment, and a need to reinvest in its business. Though we realize there are no quick fixes to any of these issues, we believe recent weakness has provided an attractive long term entry point into a situation with financial strength, powerful brands, and strong cash flow. On the other hand, financial stocks were strong in the back half of the fiscal year. Our bank holdings, including recently added SunTrust (STI), performed well as investor confidence in the company’s balance sheet and earnings power continued to strengthen. Non-bank financials, such as recently added Federated Investors (FII) and Fidelity National Financial (FNF), were top performers as well. In the case of FII, we were attracted to the stock’s cheap valuation and upside leverage in the event of rising interest rates. FNF is a dominant title insurance provider who we think should have a lot more upside, even amid a modest recovery in housing.

We purchased a position in leading manufactured housing developer, Sun Communities (SUI). SUI is a REIT with 159 manufactured housing and RV communities located in the Midwest and Southeastern U.S. Over the past several quarters, consumer demand has been quite strong, providing a nice tailwind to an industry that already has low capital needs and high barriers to entry. We believe SUI is one of the best managed companies in the space, and that cash flows stand to benefit from a variety of tailwinds, including improving occupancy, site growth, rent increases, and attractive acquisition opportunities. As these developments transpire, we believe both the dividend yield (5.8%) and the stock price have upside.

We believe recent volatility and media hysteria has yielded some interesting opportunities in quality companies that face obvious, but well discounted headwinds. In keeping with this theme, we elected to purchase a position in the SPDR EURO STOXX 50 ETF (FEZ). FEZ is an ETF designed to track the Euro Stoxx 50 Index, which includes 50 of the largest companies in the Eurozone. Though we are well aware of the economic and fiscal challenges facing the region, we believe the stock prices of Europe’s largest companies have gone a long way to reflect the risks. All of these companies are domiciled in troubled parts of the globe; however, the vast majority have well diversified income streams and strong balance sheets that should help them weather the storm at home. Given steep valuation discounts to other global indices, we think these stocks can rerate higher as the situation in Europe goes from “awful” to “less bad.” Furthermore, by using an ETF of the largest companies in the region, we believe we are diversifying away much of the company specific risk inherent in this strategy. Finally, FEZ offers a yield of 4.8%, which we feel is nice compensation while we wait for our thesis to play out.

In conclusion, we find high dividend yields attractive in this low rate environment, and note that dividends should continue to make up a significant proportion of total returns over time. We think it is important to focus on companies that not only pay above average dividends, but can

5

grow these distributions. While many companies have already responded to shareholder demand with dividend initiations or increases, we are encouraged that payout ratios remain below long term averages. As such, we think the stocks we own should have plenty of room to increase their dividends at a nice clip.

New Positions

Federated Investors, Inc. – Class B (FII) is one of the largest domestic managers of money market funds, with more than $270 billion in money market assets commanding nearly 10% share. Falling interest rates and increased regulatory uncertainty have depressed results and caused significant weakness in the shares over the last few years. Though both the regulatory and interest rate environment are difficult to predict, we believe fee waivers are approaching a trough and that regulatory challenges are manageable. The shares offer an attractive dividend that management is very committed to maintaining, and results have significant upside leverage to even a modest uptick in interest rates. Currently yields 4.3%.

PepsiCo, Inc. (PEP) is a global leader in the snack food and beverage industries, boasting brands such as Pepsi, Aquafina, Gatorade, Doritos, Frito Lay and Tropicana. Though the company is undergoing a transition period in which it must cut costs and invest in its brands, we are attracted to its financial strength, powerful brands and strong cash flow. PEP pays a $2.06 dividend, which we think can grow over time as earnings benefit from the aforementioned investment phase. Currently yields 3.1%.

SPDR EURO STOXX 50 ETF (FEZ) is an ETF designed to track the Euro Stoxx 50 Index, which includes 50 of the largest companies in the Eurozone. By using an ETF of the largest companies in the region, we believe we are diversifying away much of the company specific risk inherent in this strategy. Currently yields 4.8%.

Sun Communities, Inc. (SUI) is a REIT that owns, operates and develops manufactured housing communities. In addition to manufactured housing developments, the company also owns and operates Recreational Vehicle (RV) facilities. All told, the company’s portfolio consists of 159 communities (54,800 developed sites) located in the Midwest and Southeastern U.S. Currently yields 5.8%.

SunTrust Banks, Inc. (STI) is based in Atlanta, GA and is one of the nation’s largest commercial banking organizations; offering a full line of consumer and commercial banking solutions across the Southeast and Mid-Atlantic. Currently yields 0.8%.

Teekay Corporation (TK)** is a diversified midstream energy company with interests in offshore, liquid natural gas (LNG) and conventional tanker sectors. TK acts as a parent holding company, owning General Partner interests in two Master Limited Partnerships: Teekay LNG Partners (TGP) and Teekay Offshore Partners (TOO). In addition, TK has a third C-Corp subsidiary called Teekay Tankers (TNK). Currently yields 3.6%.

WellPoint, Inc. (WP)** is one of the largest managed care companies in the U.S., operating the Blue Cross & Blue Shield plans in 14 states and covering roughly 34 million medical members in total. Currently yields 1.6%.

**	Foreign Security.

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Davenport Equity Opportunities Fund

The following chart represents the Davenport Equity Opportunities Fund (the “Fund”) performance and the performance of the Russell Midcap Index*, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended March 31, 2012.

	Q1 2012	1 Year	Since Inception** 12/31/2010	Fiscal Year 2012 Expense Ratio
Equity Opportunities Fund	14.34%	12.00%	15.80%	1.10%
Russell Midcap Index*	12.94%	3.31%	8.88%	—
S&P 500 Index*	12.59%	8.54%	11.84%	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Equity Opportunities Fund performed admirably in fiscal year ended March 31, 2012. For the year, the Fund advanced 12.00%, as compared to a 3.31% increase for the Russell Midcap Index, and an 8.54% gain for the S&P 500 Index. We were pleased to see the Fund outperform in both up and down markets, given the dramatic volatility we saw during the year. Like many managers, we had our fair share of mistakes along the way, but ultimately some of our top holdings allowed us to do better than both the broader market and our peer group.

Generally speaking, shares of companies that executed well were rewarded in fiscal 2012. O’Reilly Automotive (ORLY) is a good example. The company posted consistent growth, beat expectations, and used excess cash flow to aggressively repurchase its own stock. Fortunately, the company’s defensive business model and the ongoing integration of acquired stores provide visible growth that isn’t entirely dependent on a robust economic recovery. The stock was nicely rewarded with a near 60% gain on the year. Richmond, Virginia-based NewMarket (NEU) is another example. This company also consistently exceeded consensus expectations and reported impressive earnings growth for the year. Here again, return of capital to shareholders was an important theme, with the company repurchasing stock and dramatically increasing its dividend. In both of the aforementioned cases, stomach churning volatility tested investors’ sprits as we progressed through the year. We made such volatility an ally rather than an enemy by adding to each of these stocks at attractive prices.

We benefited from recent moves in the Financials sector later in the year. In the third quarter, we established positions in beaten-up names such as Capital One (COF) and SunTrust (STI). Both stocks appreciated more than 30% in the fourth quarter. Given moderating credit losses and the potential for improving loan growth, we continue to like these companies, and

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added to our positions at attractive prices. We also got a lift from holdings in the Consumer Discretionary sector with names such as Hanesbrands (HBI), Penn National Gaming (PENN), Lamar Advertising (LAMR), and CarMax (KMX). While we chipped our position in LAMR early in the fourth quarter, all of these companies still seem to possess reasonable valuations when considering the potential for double digit EPS growth in coming years. One of our biggest detractors was Alpha Natural Resources (ANR), which struggled due to falling coal prices. While we emphasize individual companies first and foremost, it is worth noting we have little exposure to energy/commodities. If oil prices were to skyrocket alongside geopolitical conflict, we may lag the market since we are not only light in energy, but also overweight in consumer stocks, which could struggle.

We’ve also been discussing a desire to increase exposure to situations where we have high confidence levels. As such, we recently added to our stake in Markel (MKL), which is now our largest holding. We are officially beating a dead horse, but we really like the MKL story. Given the company’s underwriting acumen and demonstrated ability to invest insurance premiums at attractive rates of return, Markel has come to be known as a miniature Berkshire Hathaway. Low interest rates (i.e., depressed fixed income investment returns) and stiff competition for premium dollars present headwinds. Still, we think the company should be able to grow book value at a double-digit clip for years to come, and the stock seemed to carry below average risk when we added to the position. In fact, the shares were trading at a 15% premium to book value versus an average of 50% over the past 10 years. Also, we think Markel Ventures, which is buying privately held businesses, adds an exciting new growth angle to the story.

In sum, we are happy to have ended the fiscal year on such a strong note, and are excited about recent changes to the Fund. We are very confident in our current collection of businesses and, while the pace of recent gains seems unsustainable, we continue to feel the ingredients are in place for solid returns. Although most of our holdings are obviously more fully valued than a few months ago, they generally continue to have bright multi-year prospects. Therefore, we expect to remain close to fully invested, despite the potential for a market pullback.

New Positions

Alpha Natural Resources, Inc. (ANR) is one of the largest coal producers in the U.S. Its earnings are most levered to metallurgical coal production, which is tethered to global steel production (China is 45% of steel consumption). Subsequently, the Fund sold its position in ANR during the fourth quarter. While sentiment towards ANR is obviously depressed and may indeed be nearing a low point, fundamentals have become much worse since our purchase. We are concerned that the outlook for coal prices may not get better anytime soon, given a softer outlook for steel production and Chinese property/infrastructure growth. While we realize this was a short-lived hold, we thought it best to quickly cut our losses.

The J.M. Smucker Company (SJM) has grown into a leading manufacturer and marketer of fruit spreads, peanut butter, dessert toppings and natural beverages such as coffee since its founding in 1897 as an apple butter company. Within these categories, the company’s brand portfolio boasts household names such as Jif, Folgers, Crisco, Pillsbury, and, of course, Smucker’s. In addition to strong brands and leading share, this company has a top quality management team, a solid balance sheet and generates strong cash flows. Furthermore, management is committed to returning cash

8

to shareholders via dividends and share repurchases. The company’s growth to date has been impressive; however, we note that with a market cap of about $8.5 billion, SJM has a lot more room to grow organically and via acquisitions.

Sun Communities, Inc. (SUI) is a REIT that owns, operates and develops manufactured housing communities. In addition to manufactured housing developments, the company also owns and operates Recreational Vehicle (RV) facilities. All told, the company’s portfolio consists of 159 communities (54,800 developed sites) located in the Midwest and Southeastern U.S.

Increased Positions

Brookfield Asset Management, Inc. – Class A (BAM) is a specialty asset manager with a concentration in property, power and infrastructure assets. Within these categories the company has significant investments in commercial real estate, hydroelectric power and timber assets; all of which have high barriers to entry, long asset lives, and stable, predictable cash flows.

Capital One Financial Corporation (COF) is the 5th largest U.S. credit card provider, with operations in auto lending, consumer installment lending, small business lending and deposit taking activities.

Markel Corporation (MKL) is a diversified underwriter of specialty insurance products headquartered in Richmond, VA. In addition to underwriting a wide variety of specialty property and casualty business, the company invests in multiple non-regulated businesses through its Markel Ventures segment. This company has an impressive track record of underwriting success and shareholder value creation. We expect these trends to continue moving forward and find the shares to be attractive at current levels.

SunTrust Banks, Inc. (STI) is based in Atlanta, GA and is one of the nation’s largest commercial banking organizations; offering a full line of consumer and commercial banking solutions across the Southeast and Mid-Atlantic.

We are pleased that The Davenport Funds are off to a good start thus far in 2012. We thank you for your trust and look forward to reporting back as we proceed through the year.

Sincerely,

John P. Ackerly, IV
President, The Davenport Funds

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DAVENPORT CORE FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	10 Years
Davenport Core Fund	9.99%	3.64%	5.03%
Standard & Poor’s 500® Index	8.54%	2.01%	4.12%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT VALUE & INCOME FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	Since Inception(b)
Davenport Value & Income Fund	12.23%	14.38%
Standard & Poor’s 500® Index	8.54%	11.84%
Lipper Equity Income Index	5.99%	9.67%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

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DAVENPORT EQUITY OPPORTUNITIES FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	Since Inception(b)
Davenport Equity Opportunities Fund	12.00%	15.80%
Russell Midcap® Index	3.31%	8.88%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

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DAVENPORT CORE FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Top Ten Equity Holdings
Security Description	% of Net Assets
Apple, Inc.	3.2%
QUALCOMM, Inc.	2.7%
Lowe's Companies, Inc.	2.7%
Exxon Mobil Corporation	2.6%
International Business Machines Corporation	2.5%
Berkshire Hathaway, Inc. - Class B	2.3%
Markel Corporation	2.3%
CarMax, Inc.	2.2%
American Tower Corporation	2.2%
Brookfield Asset Management, Inc. - Class A	2.1%

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DAVENPORT VALUE & INCOME FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Top Ten Equity Holdings
Security Description	% of Net Assets
Watsco, Inc.	2.8%
Wells Fargo & Company	2.7%
Royal Dutch Shell plc - Class B - ADR	2.6%
Fidelity National Financial, Inc. - Class A	2.5%
JPMorgan Chase & Company	2.5%
GlaxoSmithKline plc - ADR	2.3%
Weyerhaeuser Company	2.3%
Chevron Corporation	2.3%
Anheuser-Busch InBev SA/NV - ADR	2.3%
Intel Corporation	2.2%

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DAVENPORT EQUITY OPPORTUNITIES FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Top Ten Equity Holdings
Security Description	% of Net Assets
Markel Corporation	4.8%
CarMax, Inc.	4.5%
Penn National Gaming, Inc.	4.4%
Capital One Financial Corporation	3.9%
SunTrust Banks, Inc.	3.7%
Colfax Corporation	3.7%
Millicom International Cellular S.A.	3.5%
O'Reilly Automotive, Inc.	3.4%
Hanesbrands, Inc.	3.4%
Acacia Research Corporation	3.3%

15

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS March 31, 2012
COMMON STOCKS — 97.8%	Shares	Value
Consumer Discretionary — 12.2%
Amazon.com, Inc. (a)	9,073	$1,837,373
CarMax, Inc. (a)	113,481	3,932,117
Lowe's Companies, Inc.	149,812	4,701,100
McDonald's Corporation	27,659	2,713,348
News Corporation - Class A	122,880	2,419,507
Starwood Hotels & Resorts Worldwide, Inc.	50,910	2,871,833
Walt Disney Company (The)	67,815	2,968,941
		21,444,219
Consumer Staples — 9.4%
Anheuser-Busch InBev SA/NV - ADR	34,245	2,490,296
J.M. Smucker Company (The)	33,180	2,699,525
Nestle S.A. - ADR	41,940	2,642,220
PepsiCo, Inc.	43,938	2,915,286
Procter & Gamble Company (The)	36,162	2,430,448
Wal-Mart Stores, Inc.	52,305	3,201,066
		16,378,841
Energy — 11.8%
Chevron Corporation	34,782	3,730,022
EOG Resources, Inc.	23,128	2,569,521
Exxon Mobil Corporation	52,315	4,537,280
National Oilwell Varco, Inc.	31,395	2,494,960
Occidental Petroleum Corporation	27,648	2,632,919
Schlumberger Ltd.	42,358	2,962,095
Transocean Ltd.	30,894	1,689,902
		20,616,699
Financials — 18.7%
American Tower Corporation	62,346	3,929,045
Bank of America Corporation	134,871	1,290,716
Berkshire Hathaway, Inc. - Class B (a)	50,062	4,062,531
Brookfield Asset Management, Inc. - Class A	119,034	3,757,903
Capital One Financial Corporation	67,274	3,749,853
Charles Schwab Corporation (The)	180,015	2,586,816
JPMorgan Chase & Company	66,489	3,057,164
Markel Corporation (a)	8,956	4,020,707
T. Rowe Price Group, Inc.	43,011	2,808,618
Wells Fargo & Company	99,046	3,381,430
		32,644,783
Health Care — 6.7%
Johnson & Johnson	42,980	2,834,961
Laboratory Corporation of America Holdings (a)	29,155	2,668,848
Novo Nordisk A/S - ADR	19,493	2,703,874
WellPoint, Inc.	48,981	3,614,798
		11,822,481

16

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.8% (Continued)	Shares	Value
Industrials — 9.8%
Boeing Company (The)	32,401	$2,409,662
Danaher Corporation	66,329	3,714,424
Illinois Tool Works, Inc.	42,674	2,437,539
Stanley Black & Decker, Inc.	37,932	2,919,247
Union Pacific Corporation	21,405	2,300,609
United Technologies Corporation	40,040	3,320,918
		17,102,399
Information Technology — 22.4%
Accenture plc - Class A	52,399	3,379,735
Apple, Inc. (a)	9,336	5,596,652
Automatic Data Processing, Inc.	47,057	2,597,076
Check Point Software Technologies Ltd. (a)	51,103	3,262,416
Fiserv, Inc. (a)	50,998	3,538,751
Google, Inc. - Class A (a)	4,004	2,567,525
Intel Corporation	104,588	2,939,969
International Business Machines Corporation	20,652	4,309,040
Microsoft Corporation	98,603	3,179,947
QUALCOMM, Inc.	70,070	4,766,161
Visa, Inc. - Class A	25,288	2,983,984
		39,121,256
Materials — 4.8%
Albemarle Corporation	51,693	3,304,217
International Flavors & Fragrances, Inc.	40,040	2,346,344
Praxair, Inc.	24,719	2,833,786
		8,484,347
Telecommunication Services — 2.0%
Millicom International Cellular S.A.	30,536	3,450,568

Total Common Stocks (Cost $123,733,533)		$171,065,593

MONEY MARKET FUNDS — 2.1%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $3,641,028)	3,641,028	$3,641,028

Total Investments at Value — 99.9% (Cost $127,374,561)		$174,706,621

Other Assets in Excess of Liabilities — 0.1%		191,085

Net Assets — 100.0%		$174,897,706

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

17

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS March 31, 2012
COMMON STOCKS — 93.3%	Shares	Value
Consumer Discretionary — 4.8%
Home Depot, Inc. (The)	36,475	$1,835,057
McDonald's Corporation	16,105	1,579,901
VF Corporation	9,475	1,383,160
		4,798,118
Consumer Staples — 17.0%
Altria Group, Inc.	47,186	1,456,632
Anheuser-Busch InBev SA/NV - ADR	30,820	2,241,230
Coca-Cola Company (The)	28,315	2,095,593
Diageo plc - ADR	21,685	2,092,603
H.J. Heinz Company	23,780	1,273,419
PepsiCo, Inc.	29,810	1,977,894
Philip Morris International, Inc.	23,480	2,080,563
Procter & Gamble Company (The)	23,370	1,570,698
Wal-Mart Stores, Inc.	32,317	1,977,800
		16,766,432
Energy — 14.0%
BP plc - ADR	36,440	1,639,800
Chevron Corporation	21,086	2,261,263
Exxon Mobil Corporation	23,105	2,003,897
Marathon Petroleum Corporation	50,295	2,180,791
Royal Dutch Shell plc - Class B - ADR	35,915	2,536,676
Spectra Energy Corporation	64,525	2,035,764
Teekay Corporation	33,330	1,158,217
		13,816,408
Financials — 19.7%
Federated Investors, Inc. - Class B	75,202	1,685,277
Fidelity National Financial, Inc. - Class A	137,670	2,482,190
JPMorgan Chase & Company	53,445	2,457,401
Plum Creek Timber Company, Inc.	47,970	1,993,633
Sun Communities, Inc.	45,088	1,953,663
SunTrust Banks, Inc.	72,690	1,756,917
Travelers Companies, Inc. (The)	36,740	2,175,008
Wells Fargo & Company	77,635	2,650,459
Weyerhaeuser Company	104,140	2,282,749
		19,437,297
Health Care — 9.6%
Abbott Laboratories	25,095	1,538,072
GlaxoSmithKline plc - ADR	51,655	2,319,826
Johnson & Johnson	28,310	1,867,328
Merck & Company, Inc.	42,540	1,633,536
WellPoint, Inc.	28,950	2,136,510
		9,495,272

18

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 93.3% (Continued)	Shares	Value
Industrials — 13.4%
3M Company	18,760	$1,673,579
Eaton Corporation	38,800	1,933,404
General Electric Company	93,025	1,867,012
Illinois Tool Works, Inc.	25,090	1,433,141
Norfolk Southern Corporation	27,000	1,777,410
Raytheon Company	34,605	1,826,452
Watsco, Inc.	37,225	2,756,139
		13,267,137
Information Technology — 6.3%
Automatic Data Processing, Inc.	34,940	1,928,339
Intel Corporation	78,755	2,213,803
Microsoft Corporation	63,890	2,060,452
		6,202,594
Materials — 3.9%
Dow Chemical Company (The)	58,940	2,041,682
E.I. du Pont de Nemours and Company	33,965	1,796,748
		3,838,430
Telecommunication Services — 1.9%
Vodafone Group plc - ADR	69,165	1,913,796

Utilities — 2.7%
Dominion Resources, Inc.	25,205	1,290,748
Southern Company (The)	30,070	1,351,045
		2,641,793

Total Common Stocks (Cost $81,664,291)		$92,177,277

CLOSED-END FUNDS — 1.8%	Shares	Value
Tortoise Energy Infrastructure Corporation (Cost $1,680,947)	42,730	$1,761,331

EXCHANGE-TRADED FUNDS — 2.0%	Shares	Value
SPDR® EURO STOXX 50® ETF (Cost $1,915,413)	59,470	$1,930,396

19

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (a) (Cost $2,864,180)	2,864,180	$2,864,180

Total Investments at Value — 100.0% (Cost $88,124,831)		$98,733,184

Other Assets in Excess of Liabilities — 0.0%		24,223

Net Assets — 100.0%		$98,757,407

ADR- American Depositary Receipt.

(a)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

20

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2012
COMMON STOCKS — 96.9%	Shares	Value
Consumer Discretionary — 22.1%
Brookfield Residential Properties, Inc. (a)	78,460	$830,107
CarMax, Inc. (a)	77,330	2,679,484
Hanesbrands, Inc. (a)	67,250	1,986,565
International Game Technology	68,530	1,150,619
Lamar Advertising Company - Class A (a)	56,150	1,819,821
O'Reilly Automotive, Inc. (a)	22,220	2,029,797
Penn National Gaming, Inc. (a)	60,105	2,583,313
		13,079,706
Consumer Staples — 4.0%
Church & Dwight Company, Inc.	22,655	1,114,400
J.M. Smucker Company (The)	14,945	1,215,925
		2,330,325
Energy — 3.7%
CVR Energy, Inc. (a)	29,150	779,762
Plains Exploration & Production Company (a)	32,755	1,397,001
		2,176,763
Financials — 27.7%
American Tower Corporation	27,630	1,741,242
Brookfield Asset Management, Inc. - Class A	59,950	1,892,621
Capital One Financial Corporation	41,316	2,302,954
Fidelity National Financial, Inc. - Class A	82,390	1,485,492
Markel Corporation (a)	6,305	2,830,567
Safety Insurance Group, Inc.	34,300	1,428,252
Sun Communities, Inc.	26,325	1,140,662
SunTrust Banks, Inc.	89,970	2,174,575
Walter Investment Management Corporation	60,243	1,358,480
		16,354,845
Health Care — 3.5%
Henry Schein, Inc. (a)	15,465	1,170,391
Laboratory Corporation of America Holdings (a)	10,035	918,604
		2,088,995
Industrials — 15.7%
Acacia Research Corporation (a)	46,070	1,922,962
Babcock & Wilcox Company (a)	38,629	994,697
Colfax Corporation (a)	61,495	2,167,084
Cooper Industries plc - Class A	19,095	1,221,125
Rockwell Collins, Inc.	21,090	1,213,940
Watsco, Inc.	23,655	1,751,416
		9,271,224
Information Technology — 10.5%
Check Point Software Technologies Ltd. (a)	21,720	1,386,605
Fiserv, Inc. (a)	20,720	1,437,761
Intuit, Inc.	25,480	1,532,112

21

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Information Technology — 10.5% (Continued)
NCR Corporation (a)	85,561	$1,857,529
		6,214,007
Materials — 4.2%
Albemarle Corporation	25,525	1,631,558
NewMarket Corporation	4,644	870,286
		2,501,844
Telecommunication Services — 3.5%
Millicom International Cellular S.A.	18,400	2,079,200

Utilities — 2.0%
ITC Holdings Corporation	15,555	1,196,802

Total Common Stocks (Cost $49,284,726)		$57,293,711

MONEY MARKET FUNDS — 2.7%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $1,610,401)	1,610,401	$1,610,401

Total Investments at Value — 99.6% (Cost $50,895,127)		$58,904,112

Other Assets in Excess of Liabilities — 0.4%		230,579

Net Assets — 100.0%		$59,134,691

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

22

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2012
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$127,374,561	$88,124,831	$50,895,127
At market value (Note 2)	$174,706,621	$98,733,184	$58,904,112
Cash	—	414,686	—
Dividends receivable	164,549	203,227	18,032
Receivable for capital shares sold	295,942	870,406	261,107
Other assets	14,773	10,358	9,862
TOTAL ASSETS	175,181,885	100,231,861	59,193,113

LIABILITIES
Payable for capital shares redeemed	137,622	31,642	8,500
Payable for investment securities purchased	—	1,365,153	—
Accrued investment advisory fees (Note 4)	121,815	60,479	37,947
Payable to administrator (Note 4)	20,900	12,200	8,900
Other accrued expenses	3,842	4,980	3,075
TOTAL LIABILITIES	284,179	1,474,454	58,422

NET ASSETS	$174,897,706	$98,757,407	$59,134,691

Net assets consist of:
Paid-in capital	$136,097,668	$89,117,517	$51,610,386
Undistributed net investment income	20,397	20,603	—
Accumulated net realized losses from security transactions	(8,552,419)	(989,066)	(484,680)
Net unrealized appreciation on investments	47,332,060	10,608,353	8,008,985
Net assets	$174,897,706	$98,757,407	$59,134,691

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	11,656,032	8,578,859	4,945,056

Net asset value, offering price and redemption price per share (Note 2)	$15.00	$11.51	$11.96

See accompanying notes to financial statements.

23

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2012
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,587,919	$2,247,755	$399,860
Foreign withholding taxes on dividends	(44,483)	(23,689)	(13,794)
Interest	25	—	—
TOTAL INVESTMENT INCOME	2,543,461	2,224,066	386,066

EXPENSES
Investment advisory fees (Note 4)	1,176,501	499,145	331,999
Administration fees (Note 4)	215,129	98,543	70,911
Professional fees	19,507	16,877	17,327
Custodian and bank service fees	18,166	20,591	11,686
Compliance service fees (Note 4)	16,171	10,523	9,125
Registration and filing fees	16,264	10,284	9,908
Trustees’ fees and expenses	10,876	10,876	10,876
Printing of shareholder reports	14,079	6,569	5,644
Insurance expense	11,672	4,216	3,174
Postage and supplies	3,984	3,578	3,565
Other expenses	6,523	9,193	11,274
TOTAL EXPENSES	1,508,872	690,395	485,489

NET INVESTMENT INCOME (LOSS)	1,034,589	1,533,671	(99,423)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	2,194,465	(989,066)	(469,701)
Net change in unrealized appreciation/ depreciation on investments	12,450,152	9,378,913	6,678,341

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	14,644,617	8,389,847	6,208,640

NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,679,206	$9,923,518	$6,109,217

See accompanying notes to financial statements.

24

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$1,034,589	$781,757
Net realized gains from security transactions	2,194,465	2,762,416
Net change in unrealized appreciation/depreciation on investments	12,450,152	15,587,706
Net increase in net assets from operations	15,679,206	19,131,879

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,036,002)	(780,857)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,735,914	27,476,146
Net asset value of shares issued in reinvestment of distributions to shareholders	972,757	741,331
Payments for shares redeemed	(18,348,617)	(19,335,638)
Net increase in net assets from capital share transactions	360,054	8,881,839

TOTAL INCREASE IN NET ASSETS	15,003,258	27,232,861

NET ASSETS
Beginning of year	159,894,448	132,661,587
End of year	$174,897,706	$159,894,448

UNDISTRIBUTED NET INVESTMENT INCOME	$20,397	$21,810

CAPITAL SHARE ACTIVITY
Shares sold	1,299,210	2,149,143
Shares reinvested	73,427	61,329
Shares redeemed	(1,362,591)	(1,570,298)
Net increase in shares outstanding	10,046	640,174
Shares outstanding at beginning of year	11,645,986	11,005,812
Shares outstanding at end of year	11,656,032	11,645,986

See accompanying notes to financial statements.

25

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2012	Period Ended March 31, 2011(a)
FROM OPERATIONS
Net investment income	$1,533,671	$140,872
Net realized gains (losses) from security transactions	(989,066)	71,734
Net change in unrealized appreciation/ depreciation on investments	9,378,913	1,229,440
Net increase in net assets from operations	9,923,518	1,442,046

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,522,098)	(131,842)
From net realized gains from security transactions	(71,734)	—
Decrease in net assets from distributions to shareholders	(1,593,832)	(131,842)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	44,865,899	47,565,809
Net asset value of shares issued in reinvestment of distributions to shareholders	1,359,339	110,894
Payments for shares redeemed	(4,628,047)	(156,377)
Net increase in net assets from capital share transactions	41,597,191	47,520,326

TOTAL INCREASE IN NET ASSETS	49,926,877	48,830,530

NET ASSETS
Beginning of period	48,830,530	—
End of period	$98,757,407	$48,830,530

UNDISTRIBUTED NET INVESTMENT INCOME	$20,603	$9,030

CAPITAL SHARE ACTIVITY
Shares sold	4,240,900	4,655,581
Shares reinvested	130,856	10,830
Shares redeemed	(444,451)	(14,857)
Net increase in shares outstanding	3,927,305	4,651,554
Shares outstanding at beginning of period	4,651,554	—
Shares outstanding at end of period	8,578,859	4,651,554

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

See accompanying notes to financial statements.

26

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2012	Period Ended March 31, 2011(a)
FROM OPERATIONS
Net investment loss	$(99,423)	$(21,539)
Net realized gains (losses) from security transactions	(469,701)	184,336
Net change in unrealized appreciation/ depreciation on investments	6,678,341	1,330,644
Net increase in net assets from operations	6,109,217	1,493,441

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	(163,030)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	23,587,122	34,425,550
Net asset value of shares issued in reinvestment of distributions to shareholders	157,487	—
Payments for shares redeemed	(4,931,526)	(1,543,570)
Net increase in net assets from capital share transactions	18,813,083	32,881,980

TOTAL INCREASE IN NET ASSETS	24,759,270	34,375,421

NET ASSETS
Beginning of period	34,375,421	—
End of period	$59,134,691	$34,375,421

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	2,186,580	3,357,207
Shares reinvested	15,593	—
Shares redeemed	(464,812)	(149,512)
Net increase in shares outstanding	1,737,361	3,207,695
Shares outstanding at beginning of period	3,207,695	—
Shares outstanding at end of period	4,945,056	3,207,695

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

See accompanying notes to financial statements.

27

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$13.73	$12.05	$8.36	$13.82	$14.75

Income (loss) from investment operations:
Net investment income	0.09	0.07	0.08	0.11	0.10
Net realized and unrealized gains (losses) on investments	1.27	1.68	3.69	(5.17)	0.53
Total from investment operations	1.36	1.75	3.77	(5.06)	0.63

Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.08)	(0.11)	(0.10)
Distributions from net realized gains	—	—	—	(0.29)	(1.46)
Total distributions	(0.09)	(0.07)	(0.08)	(0.40)	(1.56)

Net asset value at end of year	$15.00	$13.73	$12.05	$8.36	$13.82

Total return (a)	9.99%	14.61%	45.20%	(36.85% )	3.44%

Net assets at end of year (000’s)	$174,898	$159,894	$132,662	$92,358	$155,799

Ratio of total expenses to average net assets	0.96%	0.99%	1.00%	1.00%	0.96%

Ratio of net investment income to average net assets	0.66%	0.58%	0.75%	0.98%	0.60%

Portfolio turnover rate	19%	34%	25%	39%	37%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

28

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$10.50	$10.00

Income from investment operations:
Net investment income	0.23	0.04
Net realized and unrealized gains on investments	1.02	0.49
Total from investment operations	1.25	0.53

Less distributions:
Dividends from net investment income	(0.23)	(0.03)
Distributions from net realized gains	(0.01)	—
Total distributions	(0.24)	(0.03)

Net asset value at end of period	$11.51	$10.50

Total return (b)	12.23%	5.35%	(c)

Net assets at end of period (000’s)	$98,757	$48,831

Ratio of total expenses to average net assets	1.04%	1.25%	(d)

Ratio of net investment income to average net assets	2.30%	1.99%	(d)

Portfolio turnover rate	27%	10%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

29

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$10.72	$10.00

Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)
Net realized and unrealized gains on investments	1.30	0.73
Total from investment operations	1.28	0.72

Less distributions:
Distributions from net realized gains	(0.04)	—

Net asset value at end of period	$11.96	$10.72

Total return (b)	12.00%	7.20%	(c)

Net assets at end of period (000’s)	$59,135	$34,375

Ratio of total expenses to average net assets	1.10%	1.25%	(d)

Ratio of net investment loss to average net assets	(0.22% )	(0.40%	)(d)

Portfolio turnover rate	35%	6%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

30

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2012

1. Organization

Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund began operations on December 31, 2010.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value. Money market funds have been determined to be represented at amortized cost which approximates fair value, absent unusual circumstances.

31

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs

•     Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2012 by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$171,065,593	$—	$—	$171,065,593
Money Market Funds	3,641,028	—	—	3,641,028
Total	$174,706,621	$—	$—	$174,706,621

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$92,177,277	$—	$—	$92,177,277
Closed-End Funds	1,761,331	—	—	1,761,331
Exchange-Traded Funds	1,930,396	—	—	1,930,396
Money Market Funds	2,864,180	—	—	2,864,180
Total	$98,733,184	$—	$—	$98,733,184

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$57,293,711	$—	$—	$57,293,711
Money Market Funds	1,610,401	—	—	1,610,401
Total	$58,904,112	$—	$—	$58,904,112

Refer to each Fund’s Schedules of Investments for a listing of the securities valued using Level 1 inputs by sector type. During the year ended March 31, 2012, the Funds did not have any significant transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Funds during the year ended or as of March 31, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

32

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Repurchase agreements — The Funds may enter into repurchase agreements. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time a Fund enters into the repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund and Davenport Value & Income Fund; and declared and paid annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended March 31, 2012 and March 31, 2011 is as follows:

	Period Ended	Ordinary Income	Total Distributions
Davenport Core Fund	3/31/12	$1,036,002	$1,036,002
	3/31/11	$780,857	$780,857
Davenport Value & Income Fund	3/31/12	$1,593,832	$1,593,832
	3/31/11	$131,842	$131,842
Davenport Equity Opportunities Fund	3/31/12	$163,030	$163,030
	3/31/11	$—	$—

33

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2012:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$127,710,728	$88,124,831	$50,918,892
Gross unrealized appreciation	$48,704,705	$10,868,382	$8,486,355
Gross unrealized depreciation	(1,708,812)	(260,029)	(501,135)
Net unrealized appreciation	46,995,893	10,608,353	7,985,220
Undistributed ordinary income	20,397	20,603	—
Capital loss carryforward	(8,216,252)	(510,828)	—
Post-October losses	—	(478,238)	(460,915)
Total distributable earnings	$38,800,038	$9,639,890	$7,524,305

The difference between the federal income tax cost and the financial statement cost for Davenport Core Fund and Davenport Equity Opportunities Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of Davenport Core Fund’s pre-enactment capital loss carryovers may expire without being utilized.

34

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended March 31, 2012, Davenport Core Fund utilized $2,182,785 of pre-enactment capital loss carryforwards to offset current year realized gains.

As of March 31, 2012, Davenport Core Fund had a pre-enactment short-term capital loss carryforward of $8,216,252 which expires March 31, 2018, and Davenport Value & Income Fund had a post-enactment short-term capital loss carryforward of $510,828, which does not expire. In addition, Davenport Value & Income Fund and Davenport Equity Opportunities Fund had net realized losses of $478,238 and $460,915, respectively, during the period November 1, 2011 through March 31, 2012 (“post-October” losses), which are treated for federal income tax purposes as arising during each Fund’s tax year ending March 31, 2013. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended March 31, 2012, Davenport Equity Opportunities Fund reclassified $14,746 of net investment loss against accumulated net realized gains from security transactions and $84,677 against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all applicable open tax years (tax years ended March 31, 2009 through March 31, 2012) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended March 31, 2012, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $32,886,163 and $28,762,576, respectively, for Davenport Core Fund; $60,521,057 and $17,268,858, respectively, for Davenport Value & Income Fund; and $33,448,105 and $14,903,204, respectively, for Davenport Equity Opportunities Fund.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets.

Certain officers of the Trust are also officers of the Adviser.

35

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million, .125% on the next $25 million of such assets and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus. The Distributor is compensated by the Advisor (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate average net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for any reasonable out-of-pocket expenses, if any, incurred in providing these services.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. As of March 31, 2012, Davenport Equity Opportunities Fund had 27.7% of the value of its net assets invested in stocks within the Financials sector. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio would be adversely affected.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

36

THE DAVENPORT FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

8. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

37

THE DAVENPORT FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Davenport Core Fund,
The Davenport Value & Income Fund, and
The Davenport Equity Opportunities Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Davenport Funds, comprised of The Davenport Core Fund, The Davenport Value & Income Fund and The Davenport Equity Opportunities Fund (the “Funds”) (each a series of the Williamsburg Investment Trust) as of March 31, 2012, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising The Davenport Funds at March 31, 2012, the results of its operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the years or periods in the period then ended indicated above, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 24, 2012

38

THE DAVENPORT FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	1937	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	1949	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	John P. Ackerly IV	One James Center 901 E. Cary Street Richmond, VA	1964	President	Since November 1997
	I. Lee Chapman, IV	One James Center 901 E. Cary Street Richmond, VA	1971	Vice President	Since November 2010
	George L. Smith, III	One James Center 901 E. Cary Street Richmond, VA	1976	Vice President	Since February 2011
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

39

THE DAVENPORT FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and International Shipholding Corporation (cargo transportation).

John P. Ackerly IV is Senior Vice President and Portfolio Manager of the Adviser.

I. Lee Chapman, IV is President and Portfolio Manager of the Adviser.

George L. Smith, III is Senior Vice President and Portfolio Manager of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

40

THE DAVENPORT FUNDS YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2011 through March 31, 2012).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

41

THE DAVENPORT FUNDS YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Davenport Core Fund	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,269.40	$5.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.25	$4.80

*
Expenses are equal to Davenport Core Fund’s annualized expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Davenport Value & Income Fund	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,242.30	$5.61
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	$5.05

*
Expenses are equal to Davenport Value & Income Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Davenport Equity Opportunities Fund	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,287.40	$6.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.75	$5.30

*
Expenses are equal to Davenport Equity Opportunities Fund’s annualized expense ratio of 1.05% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

42

THE DAVENPORT FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Funds is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended March 31, 2012. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund intend to designate up to a maximum amount of $1,036,002, $1,593,832 and $163,030, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2012, 100% of the dividends paid from ordinary income by the Funds qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2012 1099-DIV.

43

THE DAVENPORT FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 28, 2012, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of Davenport Core Fund, the Davenport Value & Income Fund and the Davenport Equity Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreement, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the fact that all of the Funds’ portfolio trades were executed by the Adviser at no cost to the Funds. In evaluating each Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

44

THE DAVENPORT FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each of the Funds, the Adviser’s demonstrated commitment to long-term investing and its team-oriented approach, the Adviser has provided quality services to the Funds; (ii) although the advisory fees payable by each Fund to the Adviser are in the higher range of fees for other comparably managed funds, the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser and the resources that are dedicated to its investment process; (iii) the total operating expense ratio of each Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc., and (iv) the Adviser has further benefited the Funds’ shareholders by executing portfolio transactions at no cost to the Funds.

Given the current size of the Funds, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue the Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

45

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THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Officers
John P. Ackerly IV, President
I. Lee Chapman IV, Vice President
George L. Smith, III, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

Annual Report March 31, 2012 No-Load Funds

Letter to Shareholders	May 10, 2012

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2012. Much has happened over the course of the past year. The period was eventful due to the changes we made to the Funds, both with their names and how they will be managed as we move into the future. We are very excited about these changes as we believe they provide a better platform for investment. The political and economic climate has been eventful to say the least and has had a significant impact on the movement of the markets and on investors’ expectations about the future. It certainly was a challenging period performance wise. The Funds lagged the broad markets during the selloff we experienced in 2011, especially the third quarter, but have made a very nice recovery since then. We will also discuss what the major factors were that affected these results and also update you on recent changes to the Funds’ portfolios.

Fund Update
Given the recent changes to the FBP Funds, we felt it made sense to again review what we are attempting to achieve with each Fund. Historically, the stocks in each Fund were very similar and produced similar results for the equity portion of each Fund. Going forward, each Fund has a more unique investment strategy, therefore their respective returns should be less correlated.

The FBP Equity & Dividend Plus Fund has as its investment objective to generate an above average and growing income while also attempting to achieve long term growth of capital. The Fund will use covered call option writing to a greater extent to increase portfolio returns while adding defensive characteristics as well. These changes are designed to allow us to build a portfolio with broader diversification and lower volatility. Our ultimate goal with the changes to this Fund is to provide a higher level of income with a more predictable and stable return pattern.

The FBP Appreciation & Income Opportunities Fund maintains its investment objective of long term capital appreciation and current income, assuming a moderate level of investment risk. The Fund will continue to invest in both fixed income and equity securities but the Fund now has increased flexibility to achieve its objectives. On the equity portion of the Fund, we will seek stocks that not only offer above average capital gain potential, but will also search for stocks that may be attractive based on the dividends paid to shareholders. When market conditions change and yields on fixed income securities are more attractive, the Fund will then be able to increase the fixed income component of the portfolio. However, in the current investment environment, our focus will be to hold a larger portion of the portfolio in lower volatility but higher dividend yielding equity securities, increase our option writing activity to provide additional return and do so in a way that increases diversification. A fixed income component will be maintained to continue to provide a level of stability to the Fund.

Economic and Market Update
The fiscal year ended March 31 was quite difficult both economically and in the markets. The S&P 500 Index was up 8.54% for the full year, beginning with a very rocky first six months then followed by a very nice recovery. A year that started with reasonable expectations of economic improvement quickly turned to fear of recession. After our Congressional leaders failed to deal successfully with the country’s debt issues, S&P downgraded the debt of the U.S. At the same time Asian economies were slowing and Europe was dealing with a debt crisis of its own. Understandably, the stock market followed the concerns, peaking in early May, then moving sideways to down until early October. The third quarter of 2011 endured the market’s worst quarter in three years and the third worst since 2002. The S&P 500 Index slid 13.87% and the Russell 1000 Value Index dropped 16.20%. The period was marked by increased volatility and heightened concerns about macro events which led to a drop in confidence.

As we moved through the fourth quarter of 2011, positives began to appear and sentiment improved markedly. The Federal Reserve announced a new stimulus effort, commonly called Operation Twist, to help address economic concerns. President Obama announced a jobs bill which included additional stimulus efforts but also

1

included higher taxes. European leaders made progress to resolve their sovereign debt problems, at least short-term. Housing affordability moved to new highs due to the combination of declining home prices and lower interest rates. In general, as we moved into early 2012, economic news gradually became more constructive, even with much higher energy prices.

The markets reflected this change, rallying powerfully the last two quarters of the fiscal year. Despite the 25% positive move in the domestic equity market since last fall, equities still appear reasonably valued over the long term. Earnings have climbed higher and have generally exceeded analyst expectations, justifying at least part of the move higher in equity prices. Valuation expansion has also occurred, but we do not believe current valuations are excessive. Last fall’s drop in the price-to-forward earnings ratio to a multi-year low of around 10 times created an excellent entry point for stocks. However, today’s ratio of 13 times is not alarming, especially considering the low level of interest rates. Historically, markets have traded with price earnings ratios in the mid-to-high teens when inflation and interest rates have been at the levels we have today. Therefore, we see the potential for continued upside in stocks over the long term based on earnings growth and multiple expansion.

However, there are reasons to be cautious short term. These include subpar economic growth, the risk that above average profit margins are unsustainable, massive debt and fiscal deficits both here and abroad, and a general lack of confidence that the leaders in Washington will effectively address the long term problems that confront our nation. Also, the presidential election campaign will be in full gear later this year, and we believe campaign rhetoric may be unsettling to the market. Future tax policies will be very much in the news as well, including appropriate levels for income tax rates as well as capital gains and dividend income tax rates. Economic growth, which has been driven by extraordinary fiscal and monetary stimulus, will be more dependent on actual economic expansion.

FBP Equity & Dividend Plus Fund Review
The FBP Equity & Dividend Plus Fund returned a negative 6.49% for the fiscal year, a disappointing performance. Results were good in the fourth quarter of 2011 and also good in the first quarter of 2012, while the majority of the shortfall versus the S&P 500 Index occurred during the third quarter of 2011. Recessionary fears weighed on the market then, and in hindsight, the Fund was too exposed to companies that were economically sensitive and possessed too little exposure to defensive sectors such as Health Care, Telecommunication Services and Utilities. Industrials, Financials and Information Technology were especially weak during that period. Fortunately we stayed with and added to some of our positions, which allowed the Fund to have a good fourth quarter as economically sensitive sectors recovered. For the full year, the top contributors to returns were Macy’s, Cisco Systems and CVS, while Hewlett-Packard, Computer Sciences and Devon Energy were at the bottom. S&P 500 Index returns were also given a boost by Apple which moved significantly higher following strong earnings and became the largest company in the world measured by market capitalization. We began the transition to the new investment objective for the Fund once shareholder approval was received in early December. During periods in which the broader market is increasing rapidly, we do not expect our new and more conservative approach to keep pace, which proved to be the case during the first three months of 2012. Higher dividend yielding, defensive sectors such as Consumer Staples, Health Care and Utilities were laggards following their strong showing in 2011. The Fund had strong performance from Financials as well as Information Technology issues and it performed well versus many other dividend strategies. Kohl’s and Best Buy are new stocks we added to the Fund this most recent quarter, both at attractive valuation and dividend levels. The current yield from the equities in the Fund at quarter end was 3.4%, considerably higher than the 2.0% dividend yield of the S&P 500 Index. The transition of the Fund from a capital appreciation approach to a combined capital appreciation and income approach has progressed nicely and is close to completion, which should result in a continued increase in the current yield and a future total return pattern that has less volatility.

2

FBP Appreciation & Income Opportunities Fund Review
The FBP Appreciation & Income Opportunities Fund returned a negative 1.13% for the fiscal year. The third quarter of 2011 was also the troublesome period for this Fund, with the economically sensitive stocks being the drag on returns as well. Results were good in the fourth quarter of 2011 and also good in the first quarter of 2012. What hurt in the downturn, Industrials, Financials and Information Technology, are also the sectors that recovered the most and aided results the past six months. The equities in the Fund performed relatively well in the recovery. For the full year, the top contributors to returns were Macy’s, Cisco Systems and Microsoft, while Hewlett-Packard, Computer Sciences and Devon Energy were at the bottom. S&P 500 Index returns were also given a boost by Apple which moved significantly higher following strong earnings and became the largest company in the world measured by market capitalization. We initiated a new position in Baker Hughes. Baker Hughes is one of the leading domestic oil and gas drilling service providers. Short term, Baker Hughes is being affected by softer rig demand due to the current domestic oversupply of natural gas and is responding by repositioning rigs to more oil based regions. Longer term, the company is positioned to benefit from expansion of natural gas shale drilling and the growth of oil drilling both domestically and internationally.

We have positioned the fixed income portion of the Fund in a defensive manner for some time, expecting that higher interest rates would lead to disappointing fixed income returns. While for the full year the Fund did not see the benefit of that strategy, during the most recent quarter, that defensive position aided performance as interest rates moved higher and the Fund’s shorter duration produced better relative returns. Our concern is not what will happen quarter to quarter, but what will happen with interest rates long term if either the economy displays more strength or inflation begins to become more apparent.

We want to thank you for the support and trust you have provided over this past year, especially with your overwhelming support of the changes to our two Funds. Be assured we will continue to work diligently on your behalf.

Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA

President - Portfolio Manager
May 10, 2012

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus. Distributed by Ultimus Fund Distributors, LLC.

3

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund	(6.49%)	(4.44%)	1.15%
FBP Appreciation & Income Opportunities Fund	(1.13%)	(0.35%)	3.06%
Standard & Poor’s 500® Index	8.54%	2.01%	4.12%
Consumer Price Index	2.87%	2.26%	2.58%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

General Information			Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$19.10
Total Net Assets (Millions)	$23.2
Current Expense Ratio	1.07%
Portfolio Turnover	46%
Fund Inception Date	7/30/1993

Stock Characteristics	FBP Equity & Dividend Plus Fund	S&P 500® Index
Number of Stocks	49	500
Weighted Avg Market Capitalization (Billions)	$80.2	$111.6
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	10.5	13.0
Price-to-Book Value	1.7	2.3

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	5.4%
Johnson & Johnson	3.6%
ConocoPhillips	3.2%
Lockheed Martin Corporation	3.1%
Royal Dutch Shell plc - Class A - ADR	3.0%
Microsoft Corporation	3.0%
3M Company	2.7%
Bank of New York Mellon Corporation (The)	2.6%
Avery Dennison Corporation	2.6%
Computer Sciences Corporation	2.6%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

General Information		Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$15.85
Total Net Assets (Millions)	$39.5
Current Expense Ratio	1.00%
Portfolio Turnover	17%
Fund Inception Date	7/3/1989

Common Stock Portfolio (80.7% of Net Assets)
Number of Stocks	53
Weighted Avg Market Capitalization (Billions)	$67.1
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	10.6
Price-to-Book Value	1.6

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.5%
Cisco Systems, Inc.	3.2%
Devon Energy Corporation	2.7%
E.I. du Pont de Nemours and Company	2.4%
ConocoPhillips	2.4%
Microsoft Corporation	2.4%
Johnson & Johnson	2.3%
Ingersoll-Rand plc	2.3%
H&R Block, Inc.	2.2%
Bank of New York Mellon Corporation (The)	2.1%

Five Largest Sectors	% of Net Assets
Financials	14.7%
Information Technology	13.1%
Industrials	11.4%
Energy	9.2%
Consumer Staples	8.8%

Fixed-Income Portfolio (13.4% of Net Assets)
Number of Fixed-Income Securities	7
Average Quality	BBB+
Average Weighted Maturity	1.7 yrs.
Average Effective Duration	1.6 yrs.

Sector Breakdown	% of Net Assets
Financials	5.9%
Industrials	3.5%
Information Technology	2.1%
Consumer Discretionary	1.9%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS March 31, 2012
COMMON STOCKS — 86.2%	Shares	Value
Consumer Discretionary — 5.6%
Best Buy Company, Inc.	9,600	$227,328
H&R Block, Inc.	35,000	576,450
Kohl's Corporation	4,900	245,147
Staples, Inc.	16,000	258,880
		1,307,805
Consumer Staples — 12.5%
Avon Products, Inc.	20,000	387,200
Coca-Cola Company (The)	2,500	185,025
Conagra Foods, Inc.	10,000	262,600
Kimberly-Clark Corporation	7,700	568,953
Kraft Foods, Inc. - Class A	3,000	114,030
PepsiCo, Inc.	8,800	583,880
Procter & Gamble Company (The)	2,000	134,420
SUPERVALU, Inc.	52,000	296,920
Sysco Corporation	12,000	358,320
		2,891,348
Energy — 9.6%
Chevron Corporation	4,000	428,960
ConocoPhillips	9,700	737,297
Devon Energy Corporation	5,000	355,600
Royal Dutch Shell plc - Class A - ADR	10,000	701,300
		2,223,157
Financials — 16.4%
Bank of America Corporation	20,000	191,400
Bank of Hawaii Corporation (a)	3,000	145,050
Bank of New York Mellon Corporation (The)	25,000	603,250
BB&T Corporation	10,000	313,900
JPMorgan Chase & Company	27,000	1,241,460
Lincoln National Corporation	9,000	237,240
Manulife Financial Corporation	20,900	283,195
MetLife, Inc.	6,000	224,100
Travelers Companies, Inc. (The)	9,501	562,460
		3,802,055
Health Care — 10.5%
Abbott Laboratories (a)	3,000	183,870
Eli Lilly & Company (a)	9,000	362,430
Johnson & Johnson	12,500	824,500
Merck & Company, Inc.	13,000	499,200
Pfizer, Inc.	25,000	566,500
		2,436,500
Industrials — 13.1%
3M Company	7,000	624,470
Avery Dennison Corporation	20,000	602,600
General Electric Company	15,100	303,057
Koninklijke Philips Electronics N.V. - ADR	25,000	508,750
Lockheed Martin Corporation (a)	7,900	709,894
R.R. Donnelley & Sons Company	23,000	284,970
		3,033,741

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 86.2% (Continued)	Shares	Value
Information Technology — 10.5%
Cisco Systems, Inc.	10,000	$211,500
Computer Sciences Corporation	20,000	598,800
Hewlett-Packard Company	24,000	571,920
Intel Corporation	4,000	112,440
Microsoft Corporation (a)	21,500	693,375
Nokia Corporation - ADR	45,000	247,050
		2,435,085
Materials — 3.5%
Nucor Corporation (a)	11,000	472,450
Sealed Air Corporation	18,000	347,580
		820,030
Telecommunication Services — 1.3%
AT&T, Inc.	10,000	312,300

Utilities — 3.2%
American Electric Power Company, Inc.	10,000	385,800
Duke Energy Corporation	6,000	126,060
FirstEnergy Corporation	5,000	227,950
		739,810

Total Common Stocks (Cost $17,711,230)		$20,001,831

MONEY MARKET FUNDS — 4.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $1,020,400)	1,020,400	$1,020,400

REPURCHASE AGREEMENTS — 9.6%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 03/30/2012, due 04/02/2012, repurchase proceeds: $2,223,446 (Cost $2,223,444) (c)	$2,223,444	$2,223,444

Total Investments at Value — 100.2% (Cost $20,955,074)		$23,245,675

Liabilities in Excess of Other Assets — (0.2%)		(52,121)

Net Assets — 100.0%		$23,193,554

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

(c)	Repurchase agreement is fully collateralized by $2,105,628 FG #G11649, 4.50%, due 02/01/2020. The aggregate market value of the collateral at March 31, 2012 was $2,268,093 (Note 2).

See accompanying notes to financial statements.

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN OPTION CONTRACTS March 31, 2012
COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Abbott Laboratories,
05/19/2012 at $55	30	$18,840	$5,669
Bank of Hawaii Corporation,
10/20/2012 at $50	30	7,350	5,760
Eli Lilly & Company,
04/12/2012 at $40	30	1,860	4,196
Lockheed Martin Corporation,
06/16/2012 at $85	40	23,600	7,879
Microsoft Corporation,
01/19/2013 at $35	68	8,500	9,655
Nucor Corporation,
01/19/2013 at $50	50	6,650	9,599
		$66,800	$42,758

See accompanying notes to financial statements.

10

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2012
COMMON STOCKS — 80.7%	Shares	Value
Consumer Discretionary — 8.4%
H&R Block, Inc.	53,000	$872,910
KB Home (a)	30,950	275,455
Kohl's Corporation	7,500	375,225
Macy's, Inc. (a)	18,000	715,140
McGraw-Hill Companies, Inc. (The)	16,000	775,520
Staples, Inc.	19,000	307,420
		3,321,670
Consumer Staples — 8.8%
Avon Products, Inc.	24,000	464,640
CVS Caremark Corporation (a)	18,000	806,400
Kimberly-Clark Corporation	7,300	539,397
PepsiCo, Inc.	4,200	278,670
Philip Morris International, Inc.	3,000	265,830
SUPERVALU, Inc.	54,000	308,340
Walgreen Company	7,000	234,430
Wal-Mart Stores, Inc.	9,500	581,400
		3,479,107
Energy — 9.2%
Baker Hughes, Inc.	9,000	377,460
Chevron Corporation	5,000	536,200
ConocoPhillips	12,500	950,125
Devon Energy Corporation	15,000	1,066,800
Royal Dutch Shell plc - Class A - ADR	10,000	701,300
		3,631,885
Financials — 14.7%
Bank of America Corporation	69,000	660,330
Bank of New York Mellon Corporation (The)	34,000	820,420
Comerica, Inc.	18,000	582,480
JPMorgan Chase & Company	30,000	1,379,400
Lincoln National Corporation	25,000	659,000
Manulife Financial Corporation	24,000	325,200
MetLife, Inc.	20,000	747,000
Travelers Companies, Inc. (The)	11,000	651,200
		5,825,030
Health Care — 6.0%
Johnson & Johnson	14,000	923,440
Merck & Company, Inc.	15,600	599,040
Pfizer, Inc.	31,000	702,460
WellPoint, Inc.	2,000	147,600
		2,372,540
Industrials — 11.4%
Avery Dennison Corporation	18,000	542,340
FedEx Corporation (a)	6,400	588,544
General Electric Company	17,000	341,190
Ingersoll-Rand plc (a)	22,000	909,700
Koninklijke Philips Electronics N.V. - ADR	32,700	665,445
Lockheed Martin Corporation (a)	8,400	754,824

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 80.7% (Continued)	Shares	Value
Industrials — 11.4% (Continued)
Masco Corporation (a)	12,500	$167,125
Northrop Grumman Corporation	5,000	305,400
R.R. Donnelley & Sons Company	20,000	247,800
		4,522,368
Information Technology — 13.1%
Cisco Systems, Inc.	60,000	1,269,000
Computer Sciences Corporation	23,000	688,620
Dell, Inc. (b)	35,000	581,000
Flextronics International Ltd. (b)	42,000	303,660
Hewlett-Packard Company	29,000	691,070
Microsoft Corporation (a)	29,000	935,250
Western Union Company (The)	40,000	704,000
		5,172,600
Materials — 6.3%
E.I. du Pont de Nemours and Company (a)	18,000	952,200
Martin Marietta Materials, Inc.	5,000	428,150
Nucor Corporation (a)	8,000	343,600
Sealed Air Corporation	40,000	772,400
		2,496,350
Utilities — 2.8%
American Electric Power Company, Inc.	14,000	540,120
Duke Energy Corporation	26,000	546,260
		1,086,380

Total Common Stocks (Cost $26,066,528)		$31,907,930

PREFERRED STOCKS — 1.4%	Shares	Value
BB&T Capital Trust VII (Cost $550,000)	22,000	$572,220

CORPORATE BONDS — 13.4%	Par Value	Value
Consumer Discretionary — 1.9%
Anheuser-Busch InBev SA/NV, 3.00%, due 10/15/2012	$750,000	$759,728

Financials — 5.9%
American Express Company, 4.875%, due 07/15/2013	750,000	785,321
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	750,000	798,881
Prudential Financial, Inc., 5.80%, due 06/15/2012	750,000	757,480
		2,341,682
Industrials — 3.5%
Eaton Corporation, 5.95%, due 03/20/2014	750,000	825,346
Equifax, Inc., 4.45%, due 12/01/2014	500,000	530,506
		1,355,852

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 13.4% (Continued)	Par Value	Value
Information Technology — 2.1%
Analog Devices, Inc., 5.00%, due 07/01/2014	$750,000	$818,464

Total Corporate Bonds (Cost $5,064,071)		$5,275,726

MONEY MARKET FUNDS — 4.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $1,918,044)	1,918,044	$1,918,044

Total Investments at Value — 100.4% (Cost $33,598,643)		$39,673,920

Liabilities in Excess of Other Assets — (0.4%)		(153,847)

Net Assets — 100.0%		$39,520,073

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	Non-income producing security.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN OPTION CONTRACTS March 31, 2012
COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
CVS Caremark Corporation,
08/18/2012 at $45	60	$12,600	$12,239
E.I. du Pont de Nemours and Company,
10/20/2012 at $55	90	20,250	23,218
FedEx Corporation,
01/19/2013 at $105	28	9,100	14,755
Ingersoll-Rand plc,
09/22/2012 at $44	40	8,200	8,801
KB Home,
01/19/2013 at $10	100	12,300	12,598
Lockheed Martin Corporation,
06/16/2012 at $85	40	23,600	10,679
Macy's, Inc.,
05/19/2012 at $35	90	47,070	20,956
08/18/2012 at $37	90	40,500	23,999
Masco Corporation,
01/19/2013 at $15	60	8,100	5,819
Microsoft Corporation,
10/20/2012 at $31	70	18,270	8,578
Nucor Corporation,
01/19/2013 at $50	80	10,640	17,359
		$210,630	$159,001

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2012
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$20,955,074	$33,598,643
At value (Note 2)	$23,245,675	$39,673,920
Cash	640	2,816
Dividends and interest receivable	33,080	115,791
Receivable for investment securities sold	152,100	—
Receivable for capital shares sold	3,239	5,147
Other assets	7,118	4,897
TOTAL ASSETS	23,441,852	39,802,571

LIABILITIES
Covered call options, at value (Notes 2 and 5) (premiums received $42,758 and $159,001, respectively)	66,800	210,630
Distributions payable	2,738	25,347
Payable for investment securities purchased	156,400	—
Payable for capital shares redeemed	—	9,556
Accrued investment advisory fees (Note 4)	6,680	19,240
Payable to administrator (Note 4)	4,700	5,500
Other accrued expenses	10,980	12,225
TOTAL LIABILITIES	248,298	282,498

NET ASSETS	$23,193,554	$39,520,073

Net assets consist of:
Paid-in capital	$22,968,748	$34,002,878
Undistributed (Distributions in excess of) net investment income	(2,738)	(47,419)
Accumulated net realized losses from security transactions	(2,039,015)	(459,034)
Net unrealized appreciation (depreciation) on:
Investments	2,290,601	6,075,277
Option contracts	(24,042)	(51,629)
Net assets	$23,193,554	$39,520,073

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,214,190	2,493,193

Net asset value, offering price and redemption price per share (Note 2)	$19.10	$15.85

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2012
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$548,194	$833,136
Foreign withholding taxes on dividends	(5,612)	(6,218)
Interest	71	283,356
TOTAL INVESTMENT INCOME	542,653	1,110,274

EXPENSES
Investment advisory fees (Note 4)	164,734	287,634
Administration fees (Note 4)	50,500	60,141
Professional fees	21,837	23,397
Registration and filing fees	15,582	11,340
Trustees’ fees and expenses	10,876	10,876
Postage and supplies	9,155	8,084
Compliance service fees (Note 4)	8,400	8,400
Custodian and bank service fees	7,471	8,146
Printing of shareholder reports	6,909	4,916
Insurance expense	2,593	3,916
Other expenses	5,726	7,297
TOTAL EXPENSES	303,783	434,147
Fees voluntarily waived by the Adviser (Note 4)	(51,976)	(23,242)
NET EXPENSES	251,807	410,905

NET INVESTMENT INCOME	290,846	699,369

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from:
Security transactions	710,636	313,845
Option contracts (Note 5)	91,660	181,782
Net realized gains from in-kind redemptions (Note 2)	543,794	1,339,904
Net change in unrealized appreciation/depreciation on:
Investments	(3,400,204)	(3,357,018)
Option contracts (Note 5)	(44,343)	(65,994)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(2,098,457)	(1,587,481)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,807,611)	$(888,112)

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$290,846	$207,857	$699,369	$706,857
Net realized gains from:
Security transactions	710,636	1,451,330	313,845	1,379,317
Option contracts (Note 5)	91,660	31,408	181,782	38,134
Net realized gains from in-kind redemptions (Note 2)	543,794	—	1,339,904	—
Net change in unrealized appreciation/depreciation on:
Investments	(3,400,204)	127,937	(3,357,018)	1,106,506
Option contracts (Note 5)	(44,343)	20,301	(65,994)	14,365
Net increase (decrease) in net assets from operations	(1,807,611)	1,838,833	(888,112)	3,245,179

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(301,039)	(199,622)	(781,190)	(740,442)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,455,754	1,031,474	747,647	3,258,609
Net asset value of shares issued in reinvestment of distributions to shareholders	290,667	193,658	678,317	650,777
Payments for shares redeemed	(3,850,963)	(4,074,197)	(6,642,892)	(5,514,554)
Net decrease in net assets from capital share transactions	(2,104,542)	(2,849,065)	(5,216,928)	(1,605,168)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,213,192)	(1,209,854)	(6,886,230)	899,569

NET ASSETS
Beginning of year	27,406,746	28,616,600	46,406,303	45,506,734
End of year	$23,193,554	$27,406,746	$39,520,073	$46,406,303

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(2,738)	$7,010	$(47,419)	$14,488

CAPITAL SHARE ACTIVITY
Shares sold	78,890	53,032	48,776	211,833
Shares reinvested	16,156	10,307	45,367	42,971
Shares redeemed	(204,844)	(213,062)	(439,158)	(354,412)
Net decrease in shares outstanding	(109,798)	(149,723)	(345,015)	(99,608)
Shares outstanding at beginning of year	1,323,988	1,473,711	2,838,208	2,937,816
Shares outstanding at end of year	1,214,190	1,323,988	2,493,193	2,838,208

See accompanying notes to financial statements.

17

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$20.70	$19.42	$12.02	$20.99	$27.30

Income (loss) from investment operations:
Net investment income	0.23	0.15	0.12	0.27	0.32
Net realized and unrealized gains (losses) on investments	(1.59)	1.27	7.41	(8.98)	(4.43)
Total from investment operations	(1.36)	1.42	7.53	(8.71)	(4.11)

Less distributions:
Dividends from net investment income	(0.24)	(0.14)	(0.13)	(0.26)	(0.32)
Distributions from net realized gains	—	—	—	—	(1.68)
Return of capital	—	—	—	—	(0.20)
Total distributions	(0.24)	(0.14)	(0.13)	(0.26)	(2.20)

Net asset value at end of year	$19.10	$20.70	$19.42	$12.02	$20.99

Total return (a)	(6.49% )	7.40%	62.84%	(41.78% )	(16.33% )

Net assets at end of year (000’s)	$23,194	$27,407	$28,617	$20,605	$43,072

Ratio of total expenses to average net assets	1.29%	1.19%	1.19%	1.18%	1.01%

Ratio of net expenses to average net assets (b)	1.07%	1.07%	1.07%	1.07%	1.01%

Ratio of net investment income to average net assets (b)	1.24%	0.78%	0.74%	1.59%	1.21%

Portfolio turnover rate	46%	25%	21%	16%	26%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

18

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$16.35	$15.49	$10.97	$15.84	$18.95

Income (loss) from investment operations:
Net investment income	0.26	0.24	0.27	0.32	0.38
Net realized and unrealized gains (losses) on investments	(0.46)	0.88	4.53	(4.89)	(2.01)
Total from investment operations	(0.20)	1.12	4.80	(4.57)	(1.63)

Less distributions:
Dividends from net investment income	(0.30)	(0.26)	(0.28)	(0.30)	(0.39)
Distributions from net realized gains	—	—	—	—	(1.02)
Return of capital	—	—	—	—	(0.07)
Total distributions	(0.30)	(0.26)	(0.28)	(0.30)	(1.48)

Net asset value at end of year	$15.85	$16.35	$15.49	$10.97	$15.84

Total return (a)	(1.13% )	7.35%	44.01%	(29.15% )	(9.27% )

Net assets at end of year (000’s)	$39,520	$46,406	$45,507	$34,199	$54,995

Ratio of total expenses to average net assets	1.06%	1.03%	1.03%	1.05%	0.96%

Ratio of net expenses to average net assets (b)	1.00%	1.00%	1.00%	1.00%	0.96%

Ratio of net investment income to average net assets (b)	1.71%	1.59%	1.90%	2.36%	2.05%

Portfolio turnover rate	17%	24%	24%	24%	29%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2012

1. Organization

FBP Equity & Dividend Plus Fund (formerly FBP Value Fund) and FBP Appreciation & Income Opportunities Fund (formerly FBP Balanced Fund) (the “Funds”) are no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of Williamsburg Investment Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

20

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

•   Level 1 – quoted prices in active markets for identical securities

•   Level 2 – other significant observable inputs

•   Level 3 – significant unobservable inputs

For example, corporate bonds held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of March 31, 2012 by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$20,001,831	$—	$—	$20,001,831
Money Market Funds	1,020,400	—	—	1,020,400
Repurchase Agreements	—	2,223,444	—	2,223,444
Covered Call Options	(66,800)	—	—	(66,800)
Total	$20,955,431	$2,223,444	$—	$23,178,875

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$31,907,930	$—	$—	$31,907,930
Preferred Stocks	572,220	—	—	572,220
Corporate Bonds	—	5,275,726	—	5,275,726
Money Market Funds	1,918,044	—	—	1,918,044
Covered Call Options	(210,630)	—	—	(210,630)
Total	$34,187,564	$5,275,726	$—	$39,463,290

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type. During the year ended March 31, 2012, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities held by the Funds during the year ended or as of March 31, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements — Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. The tax character of distributions paid by each Fund during the years ended March 31, 2012 and March 31, 2011 is ordinary income.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, the Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2012:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$20,955,074	$33,710,347
Gross unrealized appreciation	$3,633,613	$8,435,893
Gross unrealized depreciation	(1,343,012)	(2,472,320)
Net unrealized appreciation on investments	2,290,601	5,963,573
Net unrealized depreciation on option contracts	(24,042)	(51,629)
Accumulated ordinary income	—	25,765
Capital loss carryforwards	(2,027,865)	(147,097)
Post-October losses	(11,150)	(248,070)
Other temporary differences	(2,738)	(25,347)
Accumulated earnings	$224,806	$5,517,195

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized.

During the year ended March 31, 2012, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund utilized $813,446 and $787,650, respectively, of pre-enactment capital loss carryforwards to offset current year realized gains.

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2012, the Funds had the following short-term capital loss carryforwards for federal income tax purposes:

Expires March 31,	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
2017	$179,432	$—
2018	1,848,433	147,097
	$2,027,865	$147,097

In addition, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund had net realized losses of $11,150 and $248,070, respectively, during the period November 1, 2011 through March 31, 2012 (“post-October”), which are treated for federal income tax purposes as arising during each Fund’s tax year ending March 31, 2013. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended March 31, 2012, FBP Equity & Dividend Plus Fund reclassified distributions in excess of net investment income of $445 against paid-in capital on the Statements of Assets and Liabilities.  Additionally, for the year ended March 31, 2012, FBP Appreciation & Income Opportunities Fund reclassified accumulated net realized losses from security transactions of $19,914 against distributions in excess of net investment income on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, have no effect on the Funds’ net assets or net asset value per share.

During the year ended March 31, 2012, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund realized $543,794 and $1,339,904, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2009 through March 31, 2012) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended March 31, 2012, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $10,137,897 and $14,705,576, respectively, for FBP Equity & Dividend Plus Fund and $6,359,356 and $9,004,343, respectively, for FBP Appreciation & Income Opportunities Fund.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2012, the Adviser voluntarily waived $51,976 and $23,242 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

25

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

Transactions in option contracts written by the Funds during the year ended March 31, 2012 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	435	$90,401	720	$170,165
Options written	283	53,502	973	213,126
Options cancelled in a closing purchase transaction	(200)	(33,184)	(440)	(89,096)
Options expired	(260)	(61,641)	(470)	(126,795)
Options exercised	(10)	(6,320)	(35)	(8,399)
Options outstanding at end of year	248	$42,758	748	$159,001

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2012
Covered call options written	Covered call options, at value	—	$(66,800)	$(1,243,220)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2012
Covered call options written	Covered call options, at value	—	$(210,630)	$(2,980,938)

The average monthly notional amount of option contracts during the year ended March 31, 2012 was $963,560 and $2,478,947 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Transactions in derivative instruments during the year ended March 31, 2012 by the Funds are recorded in the following location in the Statements of Operations:

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains from option contracts	$91,660	Net change in unrealized appreciation/ depreciation on option contracts	$(44,343)

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains from option contracts	$181,782	Net change in unrealized appreciation/ depreciation on option contracts	$(65,994)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

8. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

27

THE FLIPPIN, BRUCE & PORTER FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund
of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FBP Equity & Dividend Plus Fund, formerly the FBP Value Fund, and the FBP Appreciation & Income Opportunities Fund, formerly the FBP Balanced Fund, (the “Funds”) (each a series of the Williamsburg Investment Trust) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 24, 2012

28

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	1937	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	1949	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	John M. Flippin	800 Main Street Lynchburg, VA	1937	Vice President	Since September 1988
	R. Gregory Porter III	800 Main Street Lynchburg, VA	1937	Vice President	Since September 1988
	John H. Hanna IV	800 Main Street Lynchburg, VA	1955	Vice President	Since February 2007
	David J. Marshall	800 Main Street Lynchburg, VA	1956	Vice President	Since February 2007
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other series of the Trust.

29

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and International Shipholding Corporation (cargo transportation).

John M. Flippin is a Director of the Adviser.

R. Gregory Porter III is a Director of the Adviser.

John H. Hanna IV is a Vice President, Director and member of the Executive Committee of the Adviser.

David J. Marshall is Secretary, Director and member of the Executive Committee of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

30

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2011 through March 31, 2012).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

31

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

FBP Equity & Dividend Plus Fund

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,226.20	$5.96
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	$5.40

*
Expenses are equal to the FBP Equity & Dividend Plus Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

FBP Appreciation & Income Opportunities Fund

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,187.40	$5.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	$5.05

*
Expenses are equal to the FBP Appreciation & Income Opportunities Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

32

THE FLIPPIN, BRUCE & PORTER FUNDS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2012. For the fiscal year ended March 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund intend to designate up to a maximum amount of $301,039 and $781,190, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2012, 100% and 100% of the dividends paid from ordinary income by FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

33

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting held on February 28, 2012, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Equity & Dividend Plus Fund and the FBP Appreciation and Income Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the longer term performance of each Fund, the Adviser’s efforts to refine and improve its process and the services provided to shareholders, the Adviser has provided satisfactory services to the Funds as compared to similarly managed funds; (ii) although the contractual advisory fee rates for each Fund are in the higher range of fees for comparably managed funds, the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser and the resources it committed to improve the Funds’

34

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

investment processes; (iii) the total operating expense ratio of each Fund, after fee waivers, is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; and (iv) the Adviser’s decision to cap overall operating expenses of the Funds by voluntarily waiving a portion of its advisory fees has enabled each Fund to increase returns for shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Funds. The Board noted that the Adviser’s profitability analysis indicated that the Adviser did not derive any profits from its management of the Funds over the past year. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

35

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Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
and Portfolio Manager
John M. Flippin, Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III,
Vice President

Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Annual Report March 31, 2012

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	May 11, 2012

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2012.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 6.67% total return for the fiscal year ended March 31, 2012. By comparison, the S&P 500 Index and the Morningstar Large Cap Blend Equity category were up 8.54% and 5.09%, respectively. The positive returns were primarily a function of an improved general tone of recent equity investments, as demonstrated by first calendar quarter 2012 S&P 500 total return of 12.59%. A complete recovery of the market lows reached in 2009 from the 2007 peak was attained by the S&P 500. While this achievement is important, in the context of market history, it marks one of the slowest recoveries at a total of approximately 38 months elapsed time.

Current economic malaise, in almost all measures, makes it difficult to point to any domestic progress in the business environment to explain past recovery or project a near term robust future. Certainly business, especially the financial institutions, has significantly repaired balance sheets. Unfortunately, most improvements have come from avoidance of new hiring and business expansion, along with continued interest rate suppression on debt initiated by the Federal Reserve. This type of improvement by business, in contrast to an opposite tack by the U.S. Government, is stark. Lack of fiscal sensibility, growth of Government and regulatory burdens threaten the recovery and bode ill for a sustained recovery.

The recovery in the “market of stocks,” noted above, was prominent in the “blue chip” sample of securities of the S&P 500 Index. After 10 years of underperformance, when compared to mid cap and small cap measures, the S&P 500 Index total return of 8.54% exceeded the S&P MidCap 400 (mid cap) Index and the Russell 2000 (small cap) Index returns of 1.98% and -0.18%, respectfully. In one sense this is to be expected, given that Federal Government policies noted create uncertainty and risk that is more threatening for smaller capitalization domestic companies.

Previous letters have identified The Government Street Equity Fund’s approach to risk reduction through diversification into mid and small capitalization companies, international investments, real estate investment trusts, master limited partnerships, etc. That is, and will continue to be, a basic strategy. Within all categories, broad diversification of individual holdings is maintained. This approach this year is the primary reason for the underperformance of your Fund compared to the S&P 500 Index. However, periodic underperformance of relative return by a diversified portfolio, when compared to any one of its components, is to be expected. That fact is the essential reason for the approach. Narrowly defined investment strategy results in periodic extreme volatility which diversification attempts to avoid.

The top 10 holdings in The Government Street Equity Fund as of March 31, 2012 were:

Security Description	% of Net Assets
Apple, Inc.	6.1%
Philip Morris International, Inc.	3.1%
Vanguard Mid-Cap ETF	2.9%
JPMorgan Alerian MLP Index ETN	2.8%
ConocoPhillips	2.6%
International Business Machines Corporation	2.3%
Colonial Properties Trust	2.3%
Duke Energy Corporation	1.9%
Walt Disney Company (The)	1.8%
United Technologies Corporation	1.8%

Exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) continued to have a prominent role in the Fund’s investment holdings, as evidenced by 2 of the top 10 holdings. Each ETF/ETN represents a composite holding of an extensive number of securities that have some common characteristics.

The Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid capitalization corporate equities. The inclusion of this one security in the portfolio provided the Fund with broad diversification that would be impossible to achieve individually in a fund with the total value of The Government Street Equity Fund. The ability to achieve diversification utilizing ETFs has allowed us an opportunity for risk control that would be otherwise unattainable. Exchange-traded funds, as a whole, represented 10.1% of your Fund’s net assets as of March 31, 2012.

There were significant individual performances during the fiscal year. The 5 highest returns of securities held for the entire fiscal year, as measured by the internal rate of return for the entire period, were:

Questcor Pharmaceuticals, Inc.	249.2%
Elan Corporation plc - ADR	117.9%
Alexion Pharmaceuticals, Inc.	81.9%
Apple, Inc.	80.5%
MasterCard, Inc. - Class A	67.4%

The 5 worst individual performances of securities held for the entire fiscal year, as measured by internal rate of return for the entire period, were:

Ensco plc	-54.95%
Murphy Oil Corporation	-52.59%
Hewlett-Packard Company	-45.20%
Corning, Inc.	-43.04%
America Movil SAB de C.V. - ADR	-42.38%

The Fund’s best performing economic sector for the fiscal year was Consumer Staples, up 28.49%. The second best sector was Utilities, up 24.22%. The worst performing sector was Industrials, down 8.17%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2011 through March 31, 2012.

Instead of trying to summarize prospects for the year ahead with new insights, last year’s Annual Report was updated with current information, which still portrays our view. On March 31, 2011 we wrote:

“We believe that continued upward movement of markets and economies worldwide are highly dependent on Governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario; risk management takes precedent over return pursuits in the near term. Your Fund remains essentially fully invested to capture returns, but highly diversified to mitigate the risks associated with that position.

Having acknowledged the risks, it is only proper to comment on prospects for returns. We continue to believe that direct and indirect investments in international markets have great prospects for the future. The indirect investments come through domestic securities that have significant international operations or markets. It is estimated that approximately 40% of the S&P 500 Index’s earnings come from international sources.

While significant risks exist, we believe that investors have prospects for one of the greatest investment environments for generations. There are over 7 billion people in the world today. (USA population is approximately 320 million). Many of these potential consumers are moving into middle class ranks. In our opinion, the demand for goods and services for the future is tremendous. Remember that, in our own economy, approximately 60% of GDP is tied to consumers. With the business advantages that the USA enjoys in manufacturing know how, technology, intellectual content, productivity and numerous other characteristics, if Government will provide a competitive framework for operating, the benefits could be the best ever.”

As of March 31, 2012, the Fund’s net assets were $72,268,432 up from $66,372,571 at the beginning of the fiscal year; net asset value per share was $50.42; and the ratio of expenses to net average assets was 0.87%. Portfolio turnover rate was 36%. Income dividends of $0.4760 per share and capital gains of $0.2300 per share were distributed to shareholders during the fiscal year.

The Government Street Mid Cap Fund

The Government Street Mid-Cap Fund completed its eighth fiscal year on March 31, 2012. The Fund produced a one year return of 2.59% while the Fund’s benchmark, the S&P MidCap 400 Index (the “S&P 400”), produced a one year return of 1.98%.

The S&P 400 is an index maintained by the Standard & Poor’s Index Committee that selects companies with market capitalizations between $1 billion and $4.4 billion. The goal of the S&P 400 is to identify companies that represent the risk and reward characteristics of mid-sized companies. For the year ended March 31, 2012, mid-cap stocks underperformed large-cap stocks while outperforming small-cap stocks. The top performing sectors in the S&P 400 were Consumer Staples and Consumer Discretionary. The weakest sector in the S&P 400 was Energy which was down over 20% over the past year. The Government Street Mid-Cap Fund outperformed the S&P 400 over the past year by overweighting Consumer Discretionary stocks and underweighting Financials stocks. The Fund also held ETFs that provided exposure to asset classes not included in the S&P 400 which contributed to performance. Some of the biggest individual contributors to the Fund’s performance over the past year were Alexion Pharmaceuticals (+91%), Dollar Tree (+70%), Buffalo Wild Wings (+66%) and Ross Stores (+64%).

The longer term performance of the Fund has been very competitive when compared to the S&P 400,, the S&P 500 Index and the Russell 2000 Index. The annualized returns for the past 3 years and 5 years ending March 31, 2012 are shown in the following table:

HOLDING	3 YEAR TOTAL RETURN	5 YEAR TOTAL RETURN

The Government Street Mid Cap Fund	24.71%	5.25%
S&P MidCap 400 Index	28.55%	4.78%
S&P 500 Index	23.42%	2.01%
Russell 2000 Index	26.90%	2.13%

Mid-cap stocks as measured by the S&P 400 have underperformed large-cap stocks (S&P 500) while outperforming small-cap stocks (Russell 2000) over the past year. Over the five, ten and fifteen year time periods, mid-cap stocks have outperformed both large and small capitalization stocks. For the past fifteen years the S&P 400 has an annualized return of 11.02%, compared to 6.10% for the S&P 500 and 7.46% for the Russell 2000. We believe that mid-cap stocks offer an attractive combination of growth and safety and even if large-cap stocks continue to outperform in the near-term, mid-cap stocks should provide favorable long-term relative returns.

Much like the last few years, the stock market has shown impressive strength through the end of year period into the first quarter. First quarter earnings have come in better than expected, which has contributed to the resiliency of the market. While domestic companies have done a good job controlling costs and streamlining operations, governments around the globe have been unable to control exploding global deficits. As evidenced by the current state of the “euro-crisis,” governments are having a very difficult time implementing austerity measures aimed at reducing debt levels and improving competitiveness. Fortunately or unfortunately, depending on your perspective, the issues being negotiated in the Eurozone have deflected scrutiny of our own expanding domestic deficits and unsustainable spending. Ultimately, debt holders will want assurances of repayment and it remains to be seen whether or not the U.S. is capable of instituting reforms that will allow the country to move towards a balanced budget. So whether it is the efficiency of domestic companies and improved earnings or the inefficiency of global governments and escalating deficits, there can always be a case made for a bullish or bearish stance on current markets. This fact reinforces the need to maintain a long-term focus and resist the urge to base decisions on the daily ebbs and flows of the markets.

As of March 31, 2012, the net assets of The Government Street Mid-Cap Fund were $39,842,892 and the net asset value per share was $16.26. The turnover rate for the previous twelve months was 18% and the total number of holdings was 163 as of March 31, 2012. The net expense ratio for the fund is 1.09%.

The Alabama Tax Free Bond Fund

Municipal bond yields posted generational lows during the past twelve months, influenced primarily by continued strength in the United States Treasury security market and supply/demand factors in the municipal market. Credit quality in the municipal market was a primary concern for bond investors as some analysts had predicted that deteriorating financial conditions for many municipalities could potentially lead to a massive number of defaults. While credit concerns remain, there have been only a limited number of defaults. Unfortunately, the largest municipal bankruptcy in history occurred in November, 2011, when Jefferson County, Alabama ended a three year old saga by defaulting on more than $4.0 billion of debt. Fortunately, The Alabama Tax Free Bond Fund did not have any exposure to securities issued by Jefferson County. Overall the credit picture has improved for many municipalities in recent months. Despite declining federal and state aid, default rates continue to be extremely low.

Bond investors basically shrugged off the downgrade of United States Treasury securities and the political acrimony over the U.S. debt ceiling that created the once unthinkable notion of default. European debt woes, continued accommodative Federal Reserve policy and lackluster U. S. economic growth resulted in a very favorable environment for domestic fixed income securities. Although some classes of fixed income fared better than others, returns were positive across the board for the second consecutive year. While the general consensus among analysts is for interest rates to begin to drift higher, the timing of that move is subject to much debate. Global “deleveraging” continues and the European sovereign debt crisis has yet to be resolved. The prospects for a continuation of slow economic growth in the United States, modest inflation and lack of fiscal stimulus suggests little upward pressure on interest rates at least through the end of 2012.

The Alabama Tax Free Bond Fund continues to focus on the higher end of the quality spectrum with more than 90% of its holdings rated AAA, AA or A by Moody’s or Standard and Poor’s rating agencies. We have also continued to maintain the duration of the portfolio at the short end of the targeted range. As of March 31, 2012, the duration of the portfolio was 3.7 years, up slightly from 3.3 years at the prior fiscal year end. The Fund maintains a generally defensive posture with a laddered portfolio of short and intermediate term Alabama municipal bonds.

For the year ended March 31, 2012, the Fund had a total return of 4.04%, as compared to returns of 3.44% for the Barclays 3-Year Municipal Bond Index and 9.80% for the Barclays 7-Year Municipal Bond Index. It should be noted that The

Alabama Tax Free Bond Fund has a shorter average maturity than the Barclays 7-Year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than those included in the comparable index. Additionally, while the Fund holds securities with maturities ranging from less than one year to more than seven years, the Barclays 3-Year Municipal Bond Index holds only securities with maturities of approximately three years and the Barclays 7-Year Municipal Bond Index maintains securities with maturities ranging between six and eight years. Also the Barclays Indices include zero coupon bonds as well as bonds which are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

As of March 31, 2012, the weighted average maturity of the portfolio was 4.1 years, up slightly from 3.8 years at the start of the fiscal year. The net assets of the Fund as of March 31, 2012 were $24,718,582 and the net asset value per share was $10.64. The ratio of net investment income to average net assets during the fiscal year was 2.17% and the ratio of net expenses to average net assets was 0.65%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

THE GOVERNMENT STREET EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	10 Years
The Government Street Equity Fund	6.67%	2.74%	3.87%
Standard & Poor’s 500® Index	8.54%	2.01%	4.12%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	Since Inception*
The Government Street Mid-Cap Fund	2.59%	5.25%	8.01%
Standard & Poor’s MidCap 400® Index	1.98%	4.78%	8.74%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Initial public offering of shares was November 17, 2003.

THE ALABAMA TAX FREE BOND FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	10 Years
The Alabama Tax Free Bond Fund	4.04%	3.43%	3.41%
Barclays 7-Year Municipal Bond Index	9.80%	6.25%	5.56%
Barclays 3-Year Municipal Bond Index	3.44%	4.26%	3.68%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Sector Concentration
(% of Net Assets)

Top Ten Holdings

Security Description	% of Net Assets
Apple, Inc.	6.1%
Philip Morris International, Inc.	3.1%
Vanguard Mid-Cap ETF	2.9%
JPMorgan Alerian MLP Index ETN	2.8%
ConocoPhillips	2.6%
International Business Machines Corporation	2.3%
Colonial Properties Trust	2.3%
Duke Energy Corporation	1.9%
Walt Disney Company (The)	1.8%
United Technologies Corporation	1.8%

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Sector Concentration
(% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares S&P MidCap 400 Index Fund	3.6%
Vanguard Mid-Cap ETF	3.5%
JPMorgan Alerian MLP Index ETN	2.7%
Vanguard Short-Term Bond ETF	2.0%
Alliance Data Systems Corporation	1.6%
Stericycle, Inc.	1.6%
Colonial Properties Trust	1.5%
Fastenal Company	1.4%
Church & Dwight Company, Inc.	1.3%
Albemarle Corporation	1.3%

THE ALABAMA TAX FREE BOND FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Asset Allocation
(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	23.5%
AA	71.5%
A	2.0%
Not Rated	3.0%

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2012

COMMON STOCKS — 86.1%	Shares	Value
Consumer Discretionary — 8.1%
Comcast Corporation - Class A	20,000	$600,200
Darden Restaurants, Inc.	5,000	255,800
DIRECTV - Class A (a)	3,000	148,020
Ford Motor Company	5,000	62,450
Home Depot, Inc. (The)	17,500	880,425
Johnson Controls, Inc.	18,600	604,128
McDonald's Corporation	7,000	686,700
NIKE, Inc. - Class B	6,000	650,640
Tractor Supply Company	5,000	452,800
Urban Outfitters, Inc. (a)	6,000	174,660
Walt Disney Company (The)	30,000	1,313,400
		5,829,223
Consumer Staples — 10.7%
Altria Group, Inc.	33,000	1,018,710
Anheuser-Busch InBev SA/NV - ADR	4,000	290,880
Coca-Cola Company (The)	6,500	481,065
Kraft Foods, Inc. - Class A	22,836	867,996
McCormick & Company, Inc. - Non-Voting Shares	8,000	435,440
Mead Johnson Nutrition Company	14,000	1,154,720
Philip Morris International, Inc.	25,200	2,232,972
Procter & Gamble Company (The)	10,000	672,100
Whole Foods Market, Inc.	7,000	582,400
		7,736,283
Energy — 9.1%
Apache Corporation	2,489	249,995
BP plc - ADR	7,000	315,000
Chevron Corporation	10,000	1,072,400
ConocoPhillips	24,500	1,862,245
Noble Corporation (a)	17,000	636,990
Pioneer Natural Resources Company	8,000	892,720
Plains Exploration & Production Company (a)	9,000	383,850
Schlumberger Ltd.	7,000	489,510
TransCanada Corporation	16,000	688,000
		6,590,710
Financials — 8.4%
Aflac, Inc.	13,700	630,063
American Capital Ltd. (a)	9,990	86,613
Brookfield Asset Management, Inc. - Class A	19,000	599,830
Colonial Properties Trust	75,000	1,629,750
Hartford Financial Services Group, Inc.	23,000	484,840
JPMorgan Chase & Company	18,000	827,640
Nasdaq OMX Group, Inc. (The) (a)	7,000	181,300

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.1% (Continued)	Shares	Value
Financials — 8.4% (Continued)
Plum Creek Timber Company, Inc.	10,000	$415,600
Protective Life Corporation	14,000	414,680
U.S. Bancorp	18,000	570,240
Willis Group Holdings plc	7,000	244,860
		6,085,416
Health Care — 10.3%
Alexion Pharmaceuticals, Inc. (a)	12,000	1,114,320
Cardinal Health, Inc.	11,315	487,790
CareFusion Corporation (a)	6,000	155,580
Cerner Corporation (a)	13,000	990,080
Computer Programs & Systems, Inc.	14,100	796,932
Elan Corporation plc - ADR (a)	12,000	180,120
Fresenius Medical Care AG & Company KGaA - ADR	6,000	423,900
Johnson & Johnson	4,000	263,840
Questcor Pharmaceuticals, Inc. (a)	12,000	451,440
Shire plc - ADR	9,000	852,750
Techne Corporation	10,000	701,000
Waters Corporation (a)	11,100	1,028,526
		7,446,278
Industrials — 9.8%
C.H. Robinson Worldwide, Inc.	3,000	196,470
Caterpillar, Inc.	10,350	1,102,482
Emerson Electric Company	20,000	1,043,600
General Dynamics Corporation	15,000	1,100,700
Ingersoll-Rand plc	13,500	558,225
Manitowoc Company, Inc. (The)	14,000	194,040
Norfolk Southern Corporation	10,000	658,300
Quanta Services, Inc. (a)	20,000	418,000
Stericycle, Inc. (a)	6,000	501,840
United Technologies Corporation	15,500	1,285,570
		7,059,227
Information Technology — 19.2%
Accenture plc - Class A	9,500	612,750
Adobe Systems, Inc. (a)	25,000	857,750
ADTRAN, Inc.	19,000	592,610
Apple, Inc. (a)	7,300	4,376,131
Automatic Data Processing, Inc.	12,400	684,356
Broadridge Financial Solutions, Inc.	5,000	119,550
eBay, Inc. (a)	4,000	147,560
EMC Corporation (a)	2,000	59,760
Google, Inc. - Class A (a)	1,000	641,240
Hewlett-Packard Company	15,000	357,450
International Business Machines Corporation	8,000	1,669,200

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 86.1% (Continued)	Shares	Value
Information Technology — 19.2% (Continued)
MasterCard, Inc. - Class A	3,000	$1,261,620
NetApp, Inc. (a)	13,000	582,010
Oracle Corporation	10,000	291,600
QUALCOMM, Inc.	4,000	272,080
TE Connectivity Ltd.	8,000	294,000
Texas Instruments, Inc.	10,000	336,100
Visa, Inc. - Class A	6,000	708,000
		13,863,767
Materials — 4.8%
Airgas, Inc.	3,000	266,910
Albemarle Corporation	10,500	671,160
Dow Chemical Company (The)	19,000	658,160
Freeport-McMoRan Copper & Gold, Inc.	12,932	491,933
Nucor Corporation	11,000	472,450
Praxair, Inc.	8,000	917,120
		3,477,733
Telecommunication Services — 1.5%
Telstra Corporation Ltd. - ADR	30,000	514,200
Verizon Communications, Inc.	15,000	573,450
		1,087,650
Utilities — 4.2%
Duke Energy Corporation	65,980	1,386,240
FirstEnergy Corporation	14,000	638,260
Southern Company (The)	12,000	539,160
Wisconsin Energy Corporation	14,000	492,520
		3,056,180

Total Common Stocks (Cost $36,876,985)		$62,232,467

EXCHANGE-TRADED FUNDS — 10.1%	Shares	Value
iShares MSCI Emerging Markets Index Fund	20,000	$858,800
iShares S&P MidCap 400 Index Fund	5,000	496,100
Market Vectors Agribusiness ETF	15,000	792,450
Market Vectors Coal ETF	21,000	669,480
Market Vectors Steel ETF	10,000	530,300
ProShares Credit Suisse 130/30 ETF	3,000	190,860
Vanguard Mid-Cap ETF	25,400	2,072,132
Vanguard Short-Term Bond ETF	15,000	1,214,250
Vanguard Small-Cap ETF	6,000	472,320
Total Exchange-Traded Funds (Cost $5,799,864)		$7,296,692

GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED NOTES — 2.8%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $1,843,714)	52,000	$2,035,280

WARRANTS — 0.0% (b)	Shares	Value
American International Group, Inc., 01/19/2021 @ $45 (a) (Cost $13,600)	800	$8,504

COMMERCIAL PAPER — 0.6%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (c), due 04/02/2012 (Cost $384,000)	$384,000	$384,000

MONEY MARKET FUNDS — 0.0% (b)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.13% (d) (Cost $801)	801	$801

Total Investments at Value — 99.6% (Cost $44,918,964)		$71,957,744

Other Assets in Excess of Liabilities — 0.4%		310,688

Net Assets — 100.0%		$72,268,432

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS March 31, 2012

COMMON STOCKS — 84.7%	Shares	Value
Consumer Discretionary — 14.2%
BorgWarner, Inc. (a)	2,800	$236,152
Buffalo Wild Wings, Inc. (a)	2,400	217,656
Chico's FAS, Inc.	7,100	107,210
Coach, Inc.	5,825	450,156
Darden Restaurants, Inc.	3,175	162,433
DeVry, Inc.	1,850	62,659
Dollar Tree, Inc. (a)	2,100	198,429
Family Dollar Stores, Inc.	2,800	177,184
Gildan Activewear, Inc. - Class A	7,500	206,625
Guess?, Inc.	7,575	236,719
Hasbro, Inc.	2,525	92,718
ITT Educational Services, Inc. (a)	905	59,857
Jarden Corporation	5,650	227,299
John Wiley & Sons, Inc. - Class A	1,800	85,662
Liberty Global, Inc. - Class A (a)	5,125	256,660
Nordstrom, Inc.	3,900	217,308
O'Reilly Automotive, Inc. (a)	5,050	461,318
Panera Bread Company - Class A (a)	1,100	177,012
PetSmart, Inc.	3,500	200,270
PVH Corporation	4,100	366,253
Ross Stores, Inc.	6,000	348,600
Service Corporation International	15,200	171,152
Tiffany & Company	3,475	240,227
True Religion Apparel, Inc. (a)	8,600	235,640
Urban Outfitters, Inc. (a)	5,600	163,016
Vail Resorts, Inc.	2,700	116,775
VF Corporation	1,175	171,526
		5,646,516
Consumer Staples — 3.6%
Church & Dwight Company, Inc.	10,800	531,252
Green Mountain Coffee Roasters, Inc. (a)	650	30,446
Hormel Foods Corporation	12,000	354,240
J.M. Smucker Company (The)	4,700	382,392
Mead Johnson Nutrition Company	1,000	82,480
Tyson Foods, Inc. - Class A	2,000	38,300
		1,419,110
Energy — 4.9%
Cameron International Corporation (a)	4,010	211,848
Cimarex Energy Company	2,750	207,542
Murphy Oil Corporation	3,740	210,450
Newfield Exploration Company (a)	2,800	97,104
Noble Corporation (a)	5,360	200,839
Overseas Shipholding Group, Inc.	3,600	45,468

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.7% (Continued)	Shares	Value
Energy — 4.9% (Continued)
Peabody Energy Corporation	4,800	$139,008
Pioneer Natural Resources Company	2,680	299,061
Range Resources Corporation	3,500	203,490
Schlumberger Ltd.	3,134	219,161
Valero Energy Corporation	4,950	127,562
		1,961,533
Financials — 14.2%
Alleghany Corporation (a)	765	251,761
American Financial Group, Inc.	8,400	324,072
Annaly Capital Management, Inc.	8,500	134,470
Arch Capital Group Ltd. (a)	7,950	296,058
Arthur J. Gallagher & Company	6,750	241,245
Axis Capital Holdings Ltd.	5,000	165,850
Bank of Hawaii Corporation	6,000	290,100
Berkley (W.R.) Corporation	6,450	232,974
Colonial Properties Trust	27,000	586,710
Cullen/Frost Bankers, Inc.	5,600	325,864
Eaton Vance Corporation	10,250	292,945
Hudson City Bancorp, Inc.	13,000	95,030
IntercontinentalExchange, Inc. (a)	1,850	254,227
Jones Lang LaSalle, Inc.	2,800	233,268
Kemper Corporation	6,200	187,736
Legg Mason, Inc.	3,780	105,575
Liberty Property Trust	4,600	164,312
New York Community Bancorp, Inc.	10,270	142,856
Old Republic International Corporation	16,400	173,020
Potlatch Corporation	6,941	217,531
Rayonier, Inc.	10,500	462,945
SEI Investments Company	10,000	206,900
St. Joe Company (The) (a)	7,000	133,070
Westamerica Bancorporation	3,300	158,400
		5,676,919
Health Care — 8.9%
Alexion Pharmaceuticals, Inc. (a)	2,600	241,436
Almost Family, Inc. (a)	1,000	26,010
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	259,225
C.R. Bard, Inc.	1,000	98,720
Cantel Medical Corporation	3,000	75,270
Cerner Corporation (a)	4,700	357,952
Charles River Laboratories International, Inc. (a)	3,000	108,270
Computer Programs & Systems, Inc.	1,800	101,736
Covance, Inc. (a)	4,000	190,520
Covidien plc	1,500	82,020
Edwards Lifesciences Corporation (a)	2,000	145,460

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.7% (Continued)	Shares	Value
Health Care — 8.9% (Continued)
Ensign Group, Inc. (The)	3,000	$81,480
Fresenius Medical Care AG & Company KGaA - ADR	2,200	155,430
Gilead Sciences, Inc. (a)	150	7,327
Hanger Orthopedic Group, Inc. (a)	4,000	87,440
Henry Schein, Inc. (a)	2,000	151,360
Illumina, Inc. (a)	1,000	52,610
Intuitive Surgical, Inc. (a)	200	108,350
Life Technologies Corporation (a)	2,891	141,139
Myriad Genetics, Inc. (a)	1,000	23,660
PSS World Medical, Inc. (a)	2,000	50,680
ResMed, Inc. (a)	6,000	185,460
Shire plc - ADR	1,500	142,125
Techne Corporation	4,500	315,450
Teleflex, Inc.	3,000	183,450
Waters Corporation (a)	2,000	185,320
		3,557,900
Industrials — 14.8%
Alexander & Baldwin, Inc.	3,000	145,350
AMETEK, Inc.	10,000	485,100
C.H. Robinson Worldwide, Inc.	5,000	327,450
Deluxe Corporation	5,000	117,100
Donaldson Company, Inc.	12,000	428,760
Expeditors International of Washington, Inc.	6,000	279,060
Fastenal Company	9,950	538,295
Goodrich Corporation	2,500	313,600
Graco, Inc.	6,000	318,360
Jacobs Engineering Group, Inc. (a)	4,475	198,556
Joy Global, Inc.	2,000	147,000
L-3 Communications Holdings, Inc.	3,000	212,310
Manpower, Inc.	4,000	189,480
MSC Industrial Direct Company, Inc. - Class A	5,000	416,400
Snap-on, Inc.	4,275	260,647
SPX Corporation	5,000	387,650
Stericycle, Inc. (a)	7,500	627,300
Timken Company	4,000	202,960
Waste Connections, Inc.	6,000	195,180
WESCO International, Inc. (a)	1,850	120,823
		5,911,381
Information Technology — 13.4%
ADTRAN, Inc.	6,000	187,140
Advent Software, Inc. (a)	8,000	204,800
Alliance Data Systems Corporation (a)	5,000	629,800
Arrow Electronics, Inc. (a)	8,600	360,942
Cognizant Technology Solutions Corporation - Class A (a)	3,000	230,850

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 84.7% (Continued)	Shares	Value
Information Technology — 13.4% (Continued)
Cree, Inc. (a)	4,820	$152,457
DST Systems, Inc.	4,000	216,920
Harris Corporation	6,000	270,480
IAC/InterActiveCorporation	3,000	147,270
Integrated Device Technology, Inc. (a)	10,000	71,500
Jack Henry & Associates, Inc.	9,000	307,080
Lam Research Corporation (a)	6,000	267,720
Linear Technology Corporation	6,000	202,200
Microchip Technology, Inc.	5,000	186,000
National Instruments Corporation	12,000	342,240
NetApp, Inc. (a)	5,000	223,850
Polycom, Inc. (a)	8,000	152,560
Rackspace Hosting, Inc. (a)	4,000	231,160
Rovi Corporation (a)	6,000	195,300
SanDisk Corporation (a)	5,000	247,950
Solera Holdings, Inc.	3,000	137,670
Xilinx, Inc.	7,000	255,010
Zebra Technologies Corporation - Class A (a)	3,000	123,540
		5,344,439
Materials — 6.1%
Airgas, Inc.	4,000	355,880
Albemarle Corporation	8,000	511,360
Ashland, Inc.	3,000	183,180
Cabot Corporation	4,000	170,720
Martin Marietta Materials, Inc.	2,500	214,075
Packaging Corporation of America	5,000	147,950
Scotts Miracle-Gro Company (The) - Class A	4,000	216,640
Sonoco Products Company	5,000	166,000
Steel Dynamics, Inc.	12,000	174,480
Valspar Corporation (The)	6,000	289,740
		2,430,025
Telecommunication Services — 0.1%
Telephone and Data Systems, Inc.	1,087	25,164

Utilities — 4.5%
AGL Resources, Inc.	8,400	329,448
Great Plains Energy, Inc.	9,050	183,444
ONEOK, Inc.	5,750	469,545
Pepco Holdings, Inc.	7,900	149,231
SCANA Corporation	7,530	343,443
Vectren Corporation	10,600	308,036
		1,783,147

Total Common Stocks (Cost $21,833,488)		$33,756,134

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 11.9%	Shares	Value
First Trust NYSE Arca Biotechnology Index Fund (a)	8,000	$338,000
Guggenheim S&P MidCap 400 Equal Weight ETF	5,000	159,200
iShares Nasdaq Biotechnology Index Fund	2,000	246,600
iShares S&P MidCap 400 Index Fund	14,280	1,416,862
Market Vectors Gold Miners ETF	2,000	99,140
Vanguard Mid-Cap ETF	17,000	1,386,860
Vanguard Short-Term Bond ETF	10,000	809,500
WisdomTree Emerging Markets Equity Income Fund	5,000	288,050
Total Exchange-Traded Funds (Cost $3,995,338)		$4,744,212

EXCHANGE-TRADED NOTES — 2.7%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $980,004)	27,000	$1,056,780

COMMERCIAL PAPER — 1.9%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (b), due 04/02/2012 (Cost $750,000)	$750,000	$750,000

MONEY MARKET FUNDS — 0.0% (c)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.13% (d) (Cost $701)	701	$701

Total Investments at Value — 101.2% (Cost $27,559,531)		$40,307,827

Liabilities in Excess of Other Assets — (1.2%)		(464,935)

Net Assets — 100.0%		$39,842,892

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)	Percentage rounds to less than 0.1%.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS March 31, 2012

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.7%	Par Value	Value
Alabama Drinking Water Financing Auth., Rev.,
4.00%, due 08/15/2014	$250,000	$259,575
5.00%, due 08/15/2018	400,000	435,044
Alabama Special Care Facilities Financing Auth., Birmingham, Rev.,
5.375%, due 11/01/2012, ETM	205,000	205,884
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	300,000	360,147
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/17/2017	250,000	282,765
Alabama State, GO,
5.00%, due 09/01/2015	300,000	301,107
5.00%, due 02/01/2016	575,000	641,464
5.00%, due 09/01/2016	300,000	301,107
5.00%, due 09/01/2017	300,000	311,544
Alabama Water Pollution Control Auth., Rev.,
5.375%, due 08/15/2014	225,000	225,652
Anniston, AL, Waterworks & Sewer Board, Water & Sewer, Rev.,
3.50%, due 06/01/2016	500,000	540,430
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2016	510,000	540,972
Athens, AL, Warrants,
4.00%, due 09/01/2018	300,000	345,594
Auburn University, AL, General Fee Rev.,
5.25%, due 06/01/2015	400,000	403,420
5.00%, due 06/01/2018	315,000	377,959
Auburn, AL, GO, Warrants,
5.00%, due 08/01/2012	225,000	228,623
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	602,135
Auburn, AL, Waterworks Board, Water Revenue
5.00%, due 09/01/2014	205,000	224,723
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	216,112
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	377,590
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	487,457

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.7% (Continued)	Par Value	Value
Chelsea, AL, GO,
4.00%, due 05/01/2015	$260,000	$281,494
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	445,608
Florence, AL, Board of Education, Rev.
3.00%, due 03/01/2016	500,000	530,205
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	316,548
3.50%, due 06/01/2017	515,000	558,528
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	342,477
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	819,518
4.50%, due 11/01/2019	250,000	270,915
Gadsden, AL, GO, School Warrants,
3.00%, due 08/01/2015	250,000	262,323
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2015	250,000	285,465
Homewood, AL, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	556,020
Houston Co., AL, Board of Education, GO, Capital Outlay Warrants,
4.00%, due 12/01/2013	545,000	574,234
Houston Co., AL, GO,
4.75%, due 10/15/2016	500,000	541,220
Huntsville, AL, Electric Systems, Rev.,
4.00%, due 12/01/2013	300,000	317,991
3.00%, due 12/01/2016	375,000	408,896
Huntsville, AL, GO, Capital Improvement Warrants,
4.00%, due 03/01/2015	550,000	601,805
5.00%, due 11/01/2017	300,000	320,912
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	562,680
Huntsville, AL, GO,
4.00%, due 09/01/2018	500,000	574,015
5.125%, due 05/01/2020,
Prerefunded 05/01/2012 @ 102	300,000	307,278
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	234,834

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.7% (Continued)	Par Value	Value
Mobile Co., AL, GO, Refunding and Improvement Warrants,
4.50%, due 08/01/2013	$100,000	$105,516
5.25%, due 08/01/2015	400,000	441,328
Montgomery, AL, GO,
3.00%, due 11/01/2014	500,000	530,375
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	297,860
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	275,000	282,384
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	506,768
3.00%, due 06/01/2018	215,000	228,162
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	310,268
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	666,342
Smiths, AL, Water & Sewer Auth., Rev.,
4.00%, due 06/01/2013	200,000	206,884
St. Clair Co., AL, GO,
4.00%, due 08/01/2013	145,000	151,332
4.00%, due 08/01/2014	205,000	219,848
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031,
Prerefunded 02/01/2016 @ 100	500,000	570,705
Tuscaloosa, AL, Public Building Auth., Student Housing Rev.,
4.00%, due 07/01/2013	350,000	363,797
University of Alabama, AL, Birmingham, Series A, Hospital Rev.,
5.00%, due 09/01/2012	180,000	183,004
University of Alabama, AL, General Fee Rev.,
4.10%, due 12/01/2013	240,000	245,482
University of Alabama, AL, Rev.,
4.00%, due 10/01/2014	500,000	541,710
University of Alabama, AL, Series A, Rev.,
3.00%, due 07/01/2016	340,000	369,573
5.00%, due 07/01/2017	245,000	291,153
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	261,010

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 96.7% (Continued)	Par Value	Value
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	$320,000	$357,946

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $22,952,136)		$23,913,717

MONEY MARKET FUNDS — 2.6%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.11% (a) (Cost $634,931)	634,931	$634,931

Total Investments at Value — 99.3% (Cost $23,587,067)		$24,548,648

Other Assets in Excess of Liabilities — 0.7%		169,934

Net Assets — 100.0%		$24,718,582

ETM - Escrowed to Maturity.

(a) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2012

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$44,918,964	$27,559,531	$23,587,067
At value (Note 2)	$71,957,744	$40,307,827	$24,548,648
Cash	1,728	—	—
Dividends and interest receivable	111,922	32,679	204,406
Receivable for investment securities sold	1,130,308	—	—
Receivable for capital shares sold	261,563	41,066	—
Other assets	9,105	7,294	6,081
TOTAL ASSETS	73,472,370	40,388,866	24,759,135

LIABILITIES
Distributions payable	12,011	—	5,986
Payable for investment securities purchased	1,076,983	513,026	—
Payable for capital shares redeemed	66,020	55	23,441
Accrued investment advisory fees (Note 4)	36,459	24,967	1,287
Payable to adminstrator (Note 4)	8,350	5,300	4,070
Other accrued expenses	4,115	2,626	5,769
TOTAL LIABILITIES	1,203,938	545,974	40,553

NET ASSETS	$72,268,432	$39,842,892	$24,718,582

Net assets consist of:
Paid-in capital	$44,753,249	$26,971,510	$23,807,295
Undistributed (Distributions in excess of) net investment income	(4,852)	23,366	1,628
Accumulated net realized gains (losses) from security transactions	481,255	99,720	(51,922)
Net unrealized appreciation on investments	27,038,780	12,748,296	961,581

Net assets	$72,268,432	$39,842,892	$24,718,582

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,433,337	2,450,957	2,322,624

Net asset value, offering price and redemption price per share (Note 2)	$50.42	$16.26	$10.64

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2012

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$1,218,038	$516,447	$1,225
Foreign withholding taxes on dividends	(10,771)	(1,521)	—
Interest	509	335	721,381
TOTAL INVESTMENT INCOME	1,207,776	515,261	722,606

EXPENSES
Investment advisory fees (Note 4)	387,078	279,725	89,830
Administration fees (Note 4)	83,412	53,047	42,000
Professional fees	20,487	17,577	16,102
Trustees’ fees and expenses	10,876	10,876	10,876
Registration and filing fees	8,956	8,415	5,744
Compliance fees and expenses (Note 4)	7,825	7,263	7,006
Custodian and bank service fees	10,346	6,532	4,716
Account maintenance fees	7,593	6,205	5,065
Pricing costs	2,044	3,486	10,180
Printing of shareholder reports	5,855	3,448	2,886
Insurance expense	5,299	3,520	2,570
Postage and supplies	3,839	3,147	3,120
Other expenses	3,762	3,491	4,021
TOTAL EXPENSES	557,372	406,732	204,116
Fees voluntarily waived by the Adviser (Note 4)	—	—	(37,290)
NET EXPENSES	557,372	406,732	166,826

NET INVESTMENT INCOME	650,404	108,529	555,780

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	758,941	544,917	1,407
Net realized gains from in-kind redemptions (Note 2)	3,635,297	2,000,710	—
Net change in unrealized appreciation (depreciation) on investments	(627,943)	(1,949,003)	481,275

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,766,295	596,624	482,682

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,416,699	$705,153	$1,038,462

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$650,404	$541,729	$108,529	$69,816
Net realized gains from:
Security transactions	758,941	171,715	544,917	190,129
Option contracts	—	82	—	—
Net realized gains from in-kind redemptions (Note 2)	3,635,297	917,000	2,000,710	146,992
Net change in unrealized appreciation (depreciation) on:
Investments	(627,943)	9,016,833	(1,949,003)	7,240,335
Option contracts	—	9,402	—	—
Net increase in net assets from operations	4,416,699	10,656,761	705,153	7,647,272

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(661,640)	(536,110)	(85,163)	(82,215)
From realized capital gains on security transactions	(309,515)	(114,767)	(6,083)	—
In excess of net investment income	—	—	—	(17,375)
Decrease in net assets from distributions to shareholders	(971,155)	(650,877)	(91,246)	(99,590)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,563,528	2,186,479	3,210,252	1,485,972
Net asset value of shares issued in reinvestment of distributions to shareholders	911,251	623,340	77,453	92,758
Payments for shares redeemed	(7,024,462)	(4,209,460)	(4,042,108)	(1,340,996)
Net increase (decrease) in net assets from capital share transactions	2,450,317	(1,399,641)	(754,403)	237,734

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,895,861	8,606,243	(140,496)	7,785,416

NET ASSETS
Beginning of year	66,372,571	57,766,328	39,983,388	32,197,972
End of year	$72,268,432	$66,372,571	$39,842,892	$39,983,388

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(4,852)	$6,384	$23,366	$—

CAPITAL SHARE ACTIVITY
Shares sold	186,294	52,290	212,716	105,919
Shares reinvested	19,849	14,753	5,301	6,310
Shares redeemed	(155,436)	(97,293)	(283,058)	(98,065)
Net increase (decrease) in shares outstanding	50,707	(30,250)	(65,041)	14,164
Shares outstanding, beginning of year	1,382,630	1,412,880	2,515,998	2,501,834
Shares outstanding, end of year	1,433,337	1,382,630	2,450,957	2,515,998

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	Alabama Tax Free Bond Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$555,780	$718,135
Net realized gains (losses) from security transactions	1,407	(28,038)
Net change in unrealized appreciation (depreciation) on investments	481,275	(166,272)
Net increase in net assets from operations	1,038,462	523,825

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(554,802)	(724,106)
From realized capital gains on security transactions	—	(1,181)
Decrease in net assets from distributions to shareholders	(554,802)	(725,287)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,221,790	4,182,345
Net asset value of shares issued in reinvestment of distributions to shareholders	457,259	550,393
Payments for shares redeemed	(4,470,616)	(7,221,053)
Net decrease in net assets from capital share transactions	(2,791,567)	(2,488,315)

TOTAL DECREASE IN NET ASSETS	(2,307,907)	(2,689,777)

NET ASSETS
Beginning of year	27,026,489	29,716,266
End of year	$24,718,582	$27,026,489

UNDISTRIBUTED NET INVESTMENT INCOME	$1,628	$1,304

CAPITAL SHARE ACTIVITY
Shares sold	114,925	396,218
Shares reinvested	43,022	52,037
Shares redeemed	(420,758)	(685,046)
Net decrease in shares outstanding	(262,811)	(236,791)
Shares outstanding, beginning of year	2,585,435	2,822,226
Shares outstanding, end of year	2,322,624	2,585,435

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$48.00	$40.89	$26.72	$44.76	$48.37

Income (loss) from investment operations:
Net investment income	0.47	0.39	0.40	0.55	0.57
Net realized and unrealized gains (losses) on investments	2.66	7.19	14.17	(18.07)	(2.12)
Total from investment operations	3.13	7.58	14.57	(17.52)	(1.55)

Less distributions:
Dividends from net investment income	(0.48)	(0.39)	(0.40)	(0.52)	(0.57)
Distributions from net realized gains	(0.23)	(0.08)	—	—	(1.31)
Return of capital	—	—	—	—	(0.18)
Total distributions	(0.71)	(0.47)	(0.40)	(0.52)	(2.06)

Net asset value at end of year	$50.42	$48.00	$40.89	$26.72	$44.76

Total return (a)	6.67%	18.69%	54.71%	(39.43% )	(3.51% )

Net assets at end of year (000’s)	$72,268	$66,373	$57,766	$37,656	$67,267

Ratio of total expenses to average net assets	0.87%	0.88%	0.90%	0.91%	0.84%

Ratio of net investment income to average net assets	1.01%	0.92%	1.14%	1.47%	1.12%

Portfolio turnover rate	36%	26%	30%	35%	12%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012		2011	2010		2009		2008
Net asset value at beginning of year	$15.89		$12.87	$8.46		$12.28		$13.13

Income (loss) from investment operations:
Net investment income	0.04		0.03	0.05		0.05		0.03
Net realized and unrealized gains (losses) on investments	0.37		3.03	4.41		(3.82)		(0.53)
Total from investment operations	0.41		3.06	4.46		(3.77)		(0.50)

Less distributions:
Dividends from net investment income	(0.04)		(0.03)	(0.05)		(0.05)		(0.05)
In excess of net investment income	—		(0.01)	—		(0.00	)(a)	—
Distributions from net realized gains	(0.00	)(a)	—	—		(0.00	)(a)	(0.30)
Total distributions	(0.04)		(0.04)	(0.05)		(0.05)		(0.35)

Net asset value at end of year	$16.26		$15.89	$12.87		$8.46		$12.28

Total return (b)	2.59%		23.80%	52.73%		(30.65%	)	(3.99% )

Net assets at end of year (000’s)	$39,843		$39,983	$32,198		$21,522		$31,424

Ratio of total expenses to average net assets	1.09%		1.13%	1.18%		1.23%		1.12%

Ratio of net expenses to average net assets	1.09%		1.13%	1.13%	(c)	1.10%	(c)	1.10% (c)

Ratio of net investment income to average net assets	0.29%		0.21%	0.47%	(c)	0.47%	(c)	0.25% (c)

Portfolio turnover rate	18%		20%	10%		14%		11%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012	2011		2010		2009		2008
Net asset value at beginning of year	$10.45	$10.53		$10.54		$10.50		$10.39

Income (loss) from investment operations:
Net investment income	0.23	0.26		0.28		0.35		0.36
Net realized and unrealized gains (losses) on investments	0.19	(0.07)		(0.00	)(a)	0.04		0.12
Total from investment operations	0.42	0.19		0.28		0.39		0.48

Less distributions:
Dividends from net investment income	(0.23)	(0.27)		(0.28)		(0.35)		(0.36)
Distributions from net realized gains	—	(0.00	)(a)	(0.01)		(0.00	)(a)	(0.01)
Total distributions	(0.23)	(0.27)		(0.29)		(0.35)		(0.37)

Net asset value at end of year	$10.64	$10.45		$10.53		$10.54		$10.50

Total return (b)	4.04%	1.78%		2.88%		3.80%		4.66%

Net assets at end of year (000’s)	$24,719	$27,026		$29,716		$28,358		$25,426

Ratio of total expenses to average net assets	0.80%	0.77%		0.75%		0.79%		0.78%

Ratio of net expenses to average net assets (c)	0.65%	0.65%		0.65%		0.65%		0.65%

Ratio of net investment income to average net assets (c)	2.17%	2.51%		2.85%		3.36%		3.46%

Portfolio turnover rate	18%	21%		32%		8%		6%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2012

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using procedures established by and under the general supervision

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

of the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•   Level 1 – quoted prices in active markets for identical securities

•   Level 2 – other significant observable inputs

•   Level 3 – significant unobservable inputs

For example, fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Commercial paper held in the Funds is classified as Level 2 since it is valued at amortized cost which approximates the current fair value of the security and is not obtained from a quoted price in an active market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2012 by security type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$62,232,467	$—	$—	$62,232,467
Exchange-Traded Funds	7,296,692	—	—	7,296,692
Exchange-Traded Notes	2,035,280	—	—	2,035,280
Warrants	8,504	—	—	8,504
Commercial Paper	—	384,000	—	384,000
Money Market Funds	801	—	—	801
Total	$71,573,744	$384,000	$—	$71,957,744

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$33,756,134	$—	$—	$33,756,134
Exchange-Traded Funds	4,744,212	—	—	4,744,212
Exchange-Traded Notes	1,056,780	—	—	1,056,780
Commercial Paper	—	750,000	—	750,000
Money Market Funds	701	—	—	701
Total	$39,557,827	$750,000	$—	$40,307,827

The Alabama Tax Free Bond Fund:	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$23,913,717	$—	$23,913,717
Money Market Funds	634,931	—	—	634,931
Total	$634,931	$23,913,717	$—	$24,548,648

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks valued using Level 1 inputs by sector type. During the year ended March 31, 2012, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities or derivative instruments held in the Funds during the year ended or as of March 31, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited. The Funds did not enter into any repurchase agreements during the year ended March 31, 2012.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 is as follows:

	Year Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	3/31/12	$971,155	$—	$—	$971,155
	3/31/11	$536,219	$—	$114,658	$650,877
The Government Street Mid-Cap Fund	3/31/12	$85,163	$—	$6,083	$91,246
	3/31/11	$99,590	$—	$—	$99,590
The Alabama Tax Free Bond Fund	3/31/12	$—	$554,802	$—	$554,802
	3/31/11	$1,634	$722,479	$1,174	$725,287

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — With the intent of increasing the total returns of the investment portfolios of The Government Street Equity Fund and The Government Street Mid-Cap Fund, the Funds may write covered call options, primarily against highly appreciated, low basis securities. When the Funds write a covered call option contract, premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a written call option contract, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2012:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$44,918,964	$27,559,531	$23,598,869
Gross unrealized appreciation	$27,665,150	$13,614,384	$981,769
Gross unrealized depreciation	(626,370)	(866,088)	(31,990)
Net unrealized appreciation	27,038,780	12,748,296	949,779
Undistributed ordinary income	67,615	23,366	1,252
Undistributed long-term gains	420,799	99,720	—
Undistributed tax exempt income	—	—	6,362
Capital loss carryforwards	—	—	(31,177)
Post-October losses	—	—	(8,943)
Other temporary differences	(12,011)	—	(5,986)
Total distributable earnings	$27,515,183	$12,871,382	$911,287

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and differing methods in the amortization of market discount and premium on fixed income securities.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended March 31, 2012, The Government Street Mid-Cap Fund utilized capital loss carryforwards of $393,825 to offset current year realized gains.

As of March 31, 2012, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $23,075 and a long-term capital loss carryforward for federal income tax purposes of $8,102, both of which do not expire. In addition, The Alabama Tax Free Bond Fund had net realized losses of $8,943 during the period November 1, 2011 through March 31, 2012 (“post-October losses”), which are treated for federal income tax purposes as arising during the Fund’s tax year ending March 31, 2013. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

During the year ended March 31, 2012, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $3,635,297 and $2,000,710, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

For the year ended March 31, 2012, The Alabama Tax Free Bond Fund reclassified $654 of undistributed net investment income against accumulated net realized losses on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2009 through March 31, 2012) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the year ended March 31, 2012, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $25,239,601 and $23,096,830, respectively, for The Government Street Equity Fund; $6,444,813 and $6,982,383, respectively, for The Government Street Mid-Cap Fund; and $4,535,555 and $7,050,850, respectively, for The Alabama Tax Free Bond Fund.

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the year ended March 31, 2012, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $37,290 of its investment advisory fees from The Alabama Tax Free Bond Fund during the year ended March 31, 2012.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of the Fund’s average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million. The minimum monthly fee payable to Ultimus is $4,000 with respect to each of The Government Street Equity Fund and The Government Street Mid-Cap Fund and $3,500 with respect to The Alabama Tax Free Bond Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

5. Derivatives Transactions

No option contracts were written by The Government Street Equity Fund or The Government Street Mid-Cap Fund during the year ended March 31, 2012.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

9. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

THE GOVERNMENT STREET FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the “Funds”) (each a series of the Williamsburg Investment Trust) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax-Free Bond Fund at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 24, 2012

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2011 through March 31, 2012).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,231.80	$4.80
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.70	$4.34
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,226.60	$6.07
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	$5.50
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,010.10	$3.27
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.75	$3.29

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Government Street Equity Fund	0.86%
The Government Street Mid-Cap Fund	1.09%
The Alabama Tax Free Bond Fund	0.65%

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Year of Birth	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	1937	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Trustee	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	1949	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Thomas W. Leavell	P.O. Box 1307 Mobile, AL	1943	President	Since February 2004
	Mary Shannon Hope	P.O. Box 1307 Mobile, AL	1963	Vice President	Since August 2008
	Timothy S. Healey	2712 18th Place South Birmingham, AL	1953	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Since January 1995
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Bruce, Brockenbrough and Caravati are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Bruce and Brockenbrough are “interested persons” of the Trust by virtue of their affiliation with investment advisers to other series of the Trust. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other series of the Trust.

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemical manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and International Shipholding Corporation (cargo transportation).

Thomas W. Leavell is a President and Chief Executive Officer of the Adviser.

Mary Shannon Hope is a Vice President and Portfolio Manager of the Adviser.

Timothy S. Healey is an Executive Vice President and Chief Investment Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

THE GOVERNMENT STREET FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2012. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $971,155 and $85,163, respectively, as taxed at a maximum rate of 15%. Additionally, The Government Street Mid-Cap Fund intends to designate $6,083 as a long-term gain distribution. For the fiscal year ended March 31, 2012, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 28, 2012, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Funds’ portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered

THE GOVERNMENT STREET FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

that neither the Funds nor the Adviser participate in any revenue sharing arrangements on behalf of the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of The Government Street Equity Fund and The Government Street Mid-Cap Fund during 2011, which exceeded the returns of their benchmark indices and Morningstar peer groups, as well as their longer term performance, the Adviser has provided quality services to those Funds; (ii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, such Fund is managed in a conservative investment style and is not managed to correlate to any particular index, and the Independent Trustees believe that the Fund has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (v) the Adviser’s voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers has enabled that Fund to further increase returns for shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

The Government Street Funds

No Load Mutual Funds
Investment Adviser
Leavell Investment Management, Inc.
Post Office Box 1307
Mobile, AL 36633

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

ANNUAL REPORT

March 31, 2012

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	May 9, 2012

The Jamestown Balanced Fund

For the fiscal year ended March 31, 2012, The Jamestown Balanced Fund returned 6.56% compared to 7.89% for a blend of 60% S&P 500 Index and 40% Barclays Intermediate U.S. Government/Credit Index. The primary drag on performance for the year was our larger than normal cash holdings which we maintained as a hedge against deteriorating conditions across Europe. Underlying equity and fixed income performance of the Fund was better than that of the S&P 500 Index and the Barclays Intermediate U.S. Government/Credit Index, respectively.

In the equity portion of the Fund, sector allocation was negative due to the cash holdings. Sector selection outside of the cash was essentially neutral compared to that of the S&P 500 Index as our decision to underweight Materials and Telecommunication Services was offset by our decision to overweight Energy and underweight Consumer Staples. Our allocation across sectors remains very well diversified given the uncertain investment environment. At the end of the fiscal year, the equity portion of the Fund was overweight the Energy sector to protect against political unrest in the Middle East. In addition, the Fund was slightly overweight the Consumer Discretionary, Industrial, Health Care, and Information Technology sectors.

Equity selection overall was positive for the fiscal year, as poor stock selection in Energy was more than offset by strong selection in the Consumer Discretionary, Information Technology, and Financials sectors. The best performing stocks in the Fund for the year were Dollar Tree, TJX and American Express. The worst performing stocks were Hess, Hewlett Packard (sold during the year) and Oracle.

Despite poor economic conditions in Europe and periodic concerns about Chinese growth, we expect the economy to remain on its current slow growth trajectory. Given this environment, equities appear fairly valued. The S&P 500 Index trades at 13.2X estimated earnings for this year, while the equity holdings in the Fund trade at 11.2X earnings. Corporations in the U.S. are generally in good financial condition with low levels of debt and strong global positions. Earnings have rebounded very strongly since the market bottomed in early 2009, but earnings growth is in the process of slowing down to what we expect will be mid-single digit rates. One concern we are closely monitoring is that corporate profit margins are at all time high levels, and they have a tendency to revert to more normal levels over time. This will further pressure earnings growth when margins begin to contract. The portfolio remains focused on companies that we believe can generate earnings growth even in a slower macro economic growth environment.

The fixed income portion of the portfolio outperformed the Barclays Intermediate U.S. Government/Credit Index during the fiscal year. Performance was driven by our overweight in corporate bonds at the expense of Treasuries. Yields on Treasuries continue to be supported by government buying programs, most recently through what has become know as Operation Twist. In this program the Federal Reserve is using the proceeds from the sale of short term Treasuries to buy longer dated Treasuries. As a result of this program, and the Federal Reserve’s pledge to keep rates low through 2014, the 10 year Treasury is trading at about 2%. We continue to position the fixed income portion of the Fund with shorter than normal duration as we do not believe investors

1

are being well compensated for the interest rate risk of owning longer dated securities. Corporate spreads have narrowed somewhat over the past year, but we still prefer owning more corporate bonds and fewer Treasuries.

As of March 31, 2012, the Fund had 9.9% in cash equivalents, 26.8% in fixed income securities, and 63.3% in equities.

The Jamestown Equity Fund

For the fiscal year ended March 31, 2012, The Jamestown Equity Fund returned 7.89% compared to 8.54% for the S&P 500 Index. The primary drag on performance for the year was our larger than normal cash holdings which we maintained as a hedge against deteriorating conditions across Europe. Our underlying equities performed well, outperforming the S&P 500 Index, but could not quite offset the drag from the cash holdings.

Sector allocation in the Fund was negative due to the cash holdings. Sector selection outside of the cash was essentially neutral compared to that of the S&P 500 Index as our decision to underweight Materials and Telecommunication Services was offset by our decision to overweight Energy and underweighting Consumer Staples. Our allocation across sectors remains very well diversified given the uncertain investment environment. At the end of the fiscal year, the Fund was overweight the Energy sector to protect against political unrest in the Middle East. In addition, the Fund was slightly overweight the Consumer Discretionary, Industrial, Health Care, and Information Technology sectors.

Equity selection overall was positive for the fiscal year, as poor stock selection in Energy was more than offset by strong selection in the Consumer Discretionary, Information Technology, and Financials sectors. The best performing stocks in the Fund for the year were Dollar Tree, TJX and American Express. The worst performing stocks were Hess, Hewlett Packard (sold during the year) and Oracle.

Despite poor economic conditions in Europe and periodic concerns about Chinese growth, we expect the economy to remain on its current slow growth trajectory. Given this environment, equities appear fairly valued. The S&P 500 Index trades at 13.2X estimated earnings for this year, while the equity holdings in the Fund trade at 11.2X earnings. Corporations in the U.S. are generally in good financial condition with low levels of debt and strong global positions. Earnings have rebounded very strongly since the market bottomed in early 2009, but earnings growth is in the process of slowing down to what we expect will be mid-single digit rates. One concern we are closely monitoring is that corporate profit margins are at all time high levels, and they have a tendency to revert to more normal levels over time which will further pressure earnings growth. The portfolio remains focused on companies that we believe can generate earnings growth even in a slower macro economic growth environment.

Jamestown Tax Exempt Virginia Fund

For the fiscal year ended March 31, 2012, The Jamestown Tax Exempt Virginia Fund earned a total return of 6.03%, marking the greatest annual gain in the last nine years. By comparison, the Barclays 5-year Municipal Bond Index was up 6.90% for the one-year period. The Fund’s total return consisted of net investment income of 2.9% and a capital return (market value gains) of

2

3.1%. As of March 31, 2012, the Fund’s SEC 30-day yield was 1.68%, which results in a tax equivalent yield of 2.58% for investors in the 35% federal tax bracket. The Fund held no issues subject to Alternative Minimum Tax during the fiscal year.

The U.S. economy experienced moderate real growth of 2.1% during the fiscal year. The Federal Reserve maintained its extremely accommodative monetary policy and kept short-term interest rates near zero percent as the unemployment rate remains elevated.

Municipal bonds had attractive valuations at the start of the fiscal year following a prolonged stretch of weakness in late 2010 and early 2011 that was caused by a confluence of factors. The period from April through September 2011 saw a robust rally in municipal debt with prices climbing steadily and yields moving lower. Factors that contributed to buoyant conditions included lighter than normal municipal issuance, strong net inflows to tax-exempt bond mutual funds, and a sharp decline in yields on U.S. Treasury debt. The rally gained momentum with the August downgrade of the U.S. government’s credit rating by S&P, which ironically spurred additional demand for safe-haven investments. By the end of September, muni yields dropped to the 40-year lows reached in August 2010. A brief correction in October pushed muni yields up about 20 basis points before the rally resumed. Strong investor demand enabled muni bond prices to advance, and yields to drift lower, through the end of the calendar year and into early February. The final month of the fiscal year saw a modest retreat due to increased issuance that required higher yields to distribute. At the end of the fiscal year, absolute yields were still near the historic lows. To illustrate, the representative yield-to-maturity of a “AAA” rated general obligation bond with a 5-year maturity moved from 1.77% at March 31, 2011 to 0.71% at January 31, 2012 and back to 0.98% by March 31, 2012.

The Fund’s relative performance can be attributed to its intermediate maturity structure and its emphasis on high credit quality. The municipal yield curve experienced a bull flattening during the period, with yields on long maturities declining far more than yields on short and intermediate maturities, resulting in greater gains in market value. Bond strategies that emphasize intermediate maturities generally saw smaller total returns than those that concentrate on long maturities. The Jamestown Tax-Exempt Virginia Fund’s maturity structure and effective duration shortened over the course of the fiscal year. At March 31, 2012, the average stated maturity was 5.9 years, and the average effective duration was 3.7 years, compared to an average maturity of 6.3 years and an effective duration of 4.6 years at the beginning of the fiscal year.

Quality spreads narrowed during the fiscal year, as yield-starved investors were more willing to buy lower quality credits. The Fund remains positioned in predominantly “AA” and “AAA” rated credits, so the outperformance of lower quality credits did not boost the Fund’s relative performance.

Despite lingering headlines of budget gaps and pension fund shortfalls, state and local tax revenue has rebounded in a majority of the states, led by sales and income tax receipts. Virginia reported a $311 million surplus for its fiscal year ended June 30, 2011, though much of that was achieved by deferring the required pension contribution. Revenue trends continue to be positive, led by gains in personal income taxes. However, Moody’s placed Virginia and four other states on review for a possible downgrade of triple-A credit ratings because of their significant levels of federal government employment and defense-related spending. To date there has been no discernible

3

effect on market prices of Virginia general obligation bonds, which continue to be regarded in the highest tier of credit quality. These ratings reflect the state’s credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest.

Charles M. Caravati, III, CFA President Jamestown Balanced Fund Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2012, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

4

THE JAMESTOWN BALANCED FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	6.56%	3.28%	4.28%
Standard & Poor’s 500® Index	8.54%	2.01%	4.12%
60% S&P 500 Index / 40% Barclays Intermediate U.S. Government/Credit Index	7.89%	3.93%	4.94%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

THE JAMESTOWN EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	7.89%	1.90%	3.55%
Standard & Poor’s 500® Index	8.54%	2.01%	4.12%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2012)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	6.03%	4.23%	3.87%
Barclays 5-Year Municipal Bond Index	6.90%	5.65%	4.88%
Barclays Municipal Bond Index	12.07%	5.42%	5.46%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*
The Barclays 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this index is believed to be the most appropriate broad-based securities market index against which to compare the Fund’s performance.

7

THE JAMESTOWN BALANCED FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	3.8%
	JPMorgan Chase & Company	1.6%
	PepsiCo, Inc.	1.6%
	EMC Corporation	1.5%
	Financial Select Sector SPDR Fund (The)	1.5%
	UnitedHealth Group, Inc.	1.5%
	Google, Inc. - Class A	1.5%
	QUALCOMM, Inc.	1.5%
	Cisco Systems, Inc.	1.5%
	Intel Corporation	1.5%

Equity Sector Concentration vs. the S&P 500® Index (63.3% of Net Assets)

Fixed-Income Portfolio (26.8% of Net Assets)		Credit Quality	% of Fixed Income Portfolio
Average Stated Maturity (Years)	4.23	AAA	49.4%
Average Duration (Years)	3.67	AA	6.1%
Average Coupon	4.70%	A	37.5%
Average Yield to Maturity	1.62%	BBB	7.0%

Sector Breakdown	% of Fixed Income Portfolio
U.S. Treasury Obligations	20.3%
U.S. Government Agency Obligations	11.5%
Mortgage-Backed Securities	15.5%
Municipal Bonds	2.1%
Corporate Bonds	50.6%

8

THE JAMESTOWN EQUITY FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	5.5%
	JPMorgan Chase & Company	2.3%
	PepsiCo, Inc.	2.3%
	UnitedHealth Group, Inc.	2.1%
	Cisco Systems, Inc.	2.1%
	Financial Select Sector SPDR Fund (The)	2.1%
	General Electric Company	2.1%
	American Express Company	2.1%
	EMC Corporation	2.1%
	Abbott Laboratories	2.1%

Sector Concentration vs. the S&P 500® Index

9

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PORTFOLIO INFORMATION March 31, 2012 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (% of Portfolio)
30-day SEC Yield	1.68%
Tax-Equivalent Yield	2.58%*
Average Maturity (years)	5.9
Average Duration (years)	3.7
Average Quality	AA
Number of Issues	50

* Assumes a maximum 35.0% federal tax rate.

Credit Quality (% of Portfolio)	Sector Diversification (% of Portfolio)

10

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS March 31, 2012

COMMON STOCKS — 61.8%	Shares	Value
Consumer Discretionary — 7.3%
Comcast Corporation - Class A	9,000	$270,090
Dollar Tree, Inc. (a)	2,600	245,674
McDonald's Corporation	2,000	196,200
TJX Companies, Inc. (The)	6,300	250,173
Viacom, Inc. - Class B	4,600	218,316
Yum! Brands, Inc.	3,100	220,658
		1,401,111
Consumer Staples — 6.2%
CVS Caremark Corporation	5,900	264,320
Kimberly-Clark Corporation	3,100	229,059
PepsiCo, Inc.	4,500	298,575
Sysco Corporation	4,400	131,384
Wal-Mart Stores, Inc.	4,200	257,040
		1,180,378
Energy — 9.6%
Apache Corporation	2,500	251,100
Baker Hughes, Inc.	2,800	117,432
Chevron Corporation	2,250	241,290
ConocoPhillips	3,250	247,033
Hess Corporation	4,300	253,485
Marathon Oil Corporation	5,200	164,840
Marathon Petroleum Corporation	2,500	108,400
Noble Corporation	6,900	258,543
Royal Dutch Shell PLC - Class A - ADR	2,700	189,351
		1,831,474
Financials — 7.1%
American Express Company	4,800	277,728
Ameriprise Financial, Inc.	4,700	268,511
JPMorgan Chase & Company	6,500	298,870
MetLife, Inc.	6,800	253,980
PNC Financial Services Group, Inc.	3,800	245,062
		1,344,151
Health Care — 9.0%
Abbott Laboratories	4,500	275,805
Aetna, Inc.	5,500	275,880
AmerisourceBergen Corporation	6,400	253,952
McKesson Corporation	3,200	280,864
Medco Health Solutions, Inc. (a)	1,700	119,510
Thermo Fisher Scientific, Inc.	4,000	225,520
UnitedHealth Group, Inc.	4,900	288,806
		1,720,337

11

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 61.8% (Continued)	Shares	Value
Industrials — 7.5%
Dover Corporation	4,100	$258,054
Eaton Corporation	4,300	214,269
General Dynamics Corporation	2,100	154,098
General Electric Company	14,000	280,980
Norfolk Southern Corporation	3,900	256,737
United Technologies Corporation	3,100	257,114
		1,421,252
Information Technology — 15.1%
Apple, Inc. (a)	1,200	719,364
Cisco Systems, Inc.	13,300	281,295
EMC Corporation (a)	9,800	292,824
Google, Inc. - Class A (a)	450	288,558
Intel Corporation	10,000	281,100
International Business Machines Corporation	900	187,785
Microsoft Corporation	8,700	280,575
Oracle Corporation	9,000	262,440
QUALCOMM, Inc.	4,200	285,684
		2,879,625

Total Common Stocks (Cost $7,536,024)		$11,778,328

EXCHANGE-TRADED FUNDS — 1.5%	Shares	Value
Financial Select Sector SPDR Fund (The) (Cost $232,360)	18,500	$291,930

U.S. TREASURY OBLIGATIONS — 5.4%	Par Value	Value
U.S. Treasury Notes — 5.4%
4.25%, 11/15/2014	$350,000	$384,180
4.25%, 11/15/2017	400,000	465,593
2.625%, 08/15/2020	175,000	184,502
Total U.S. Treasury Obligations (Cost $929,736)		$1,034,275

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.1%	Par Value	Value
Federal Home Loan Mortgage Corporation — 3.1%
5.25%, due 04/18/2016 (Cost $496,230)	$500,000	$584,756

12

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES — 4.2%	Par Value	Value
Federal Home Loan Mortgage Corporation — 1.3%
Pool #A43942, 5.50%, due 03/01/2036	$93,169	$101,553
Pool #A97047, 4.50%, due 02/01/2041	125,119	132,746
		234,299
Federal National Mortgage Association — 2.8%
Pool #618465, 5.00%, due 12/01/2016	46,793	50,703
Pool #684231, 5.00%, due 01/01/2018	73,962	80,144
Pool #255455, 5.00%, due 10/01/2024	92,653	101,579
Pool #255702, 5.00%, due 05/01/2025	140,564	153,754
Pool #808413, 5.50%, due 01/01/2035	139,018	152,035
		538,215
Government National Mortgage Association — 0.1%
Pool #781344, 6.50%, due 10/15/2031	15,603	17,904

Total Mortgage-Backed Securities (Cost $731,027)		$790,418

CORPORATE BONDS — 13.5%	Par Value	Value
Consumer Discretionary — 0.6%
Anheuser-Busch Companies, Inc.,
4.50%, due 04/01/2018	$100,000	$111,998

Consumer Staples — 2.5%
General Mills, Inc.,
5.70%, due 02/15/2017	150,000	177,338
PepsiCo, Inc.,
4.65%, due 02/15/2013	200,000	207,290
Wal-Mart Stores, Inc.,
4.25%, due 04/15/2021	75,000	83,764
		468,392
Energy — 0.6%
Shell International Finance B.V.,
4.30%, due 09/22/2019	100,000	113,370

Financials — 5.0%
Aflac, Inc.,
2.65%, due 02/15/2017	75,000	75,848
American Express Company,
4.875%, due 07/15/2013	150,000	157,064
BB&T Corporation,
2.15%, due 03/22/2017	60,000	59,826
JPMorgan Chase & Company,
3.40%, due 06/24/2015	110,000	115,251

13

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 13.5% (Continued)	Par Value	Value
Financials — 5.0% (Continued)
Morgan Stanley,
5.30%, due 03/01/2013	$250,000	$257,135
Northern Trust Corporation,
4.625%, due 05/01/2014	150,000	161,370
PNC Funding Corporation,
5.125%, due 02/08/2020	110,000	124,599
		951,093
Health Care — 2.2%
Amgen, Inc.,
5.85%, due 06/01/2017	150,000	176,379
GlaxoSmithKline plc,
5.65%, due 05/15/2018	200,000	241,528
		417,907
Information Technology — 0.4%
Cisco Systems, Inc.,
4.95%, due 02/15/2019	71,000	81,965

Materials — 0.1%
E.I. du Pont de Nemours and Company,
5.875%, due 01/15/2014	26,000	28,387

Telecommunication Services — 1.4%
AT&T, Inc.,
4.95%, due 01/15/2013	250,000	258,482

Utilities — 0.7%
Virginia Electric & Power Company,
5.00%, due 06/30/2019	125,000	143,183

Total Corporate Bonds (Cost $2,412,342)		$2,574,777

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 0.6%	Par Value	Value
Virginia State, Build America Bonds, Taxable, GO,
2.95%, due 06/01/2019 (Cost $99,933)	$100,000	$104,043

MONEY MARKET FUNDS — 1.7%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.17% (b) (Cost $318,785)	318,785	$318,785

14

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)

REPURCHASE AGREEMENTS — 8.1%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 03/30/2012, due 04/02/2012, repurchase proceeds: $1,546,425 (Cost $1,546,423) (c)	$1,546,423	$1,546,423

Total Investments at Value — 99.9% (Cost $14,302,860)		$19,023,735

Other Assets in Excess of Liabilities — 0.1%		24,225

Net Assets — 100.0%		$19,047,960

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

(c)	Repurchase agreement is fully collateralized by $1,464,446 FG #G11649, 4.50%, due 02/01/2020. The aggregate market value of the collateral at March 31, 2012 was $1,577,439.

See accompanying notes to financial statements.

15

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2012

COMMON STOCKS — 88.3%	Shares	Value
Consumer Discretionary — 10.5%
Comcast Corporation - Class A	18,200	$546,182
Dollar Tree, Inc. (a)	5,400	510,246
McDonald's Corporation	4,000	392,400
TJX Companies, Inc. (The)	13,500	536,085
Viacom, Inc. - Class B	9,800	465,108
Yum! Brands, Inc.	6,500	462,670
		2,912,691
Consumer Staples — 8.7%
CVS Caremark Corporation	12,000	537,600
Kimberly-Clark Corporation	6,300	465,507
PepsiCo, Inc.	9,500	630,325
Sysco Corporation	8,600	256,796
Wal-Mart Stores, Inc.	8,500	520,200
		2,410,428
Energy — 13.8%
Apache Corporation	5,100	512,244
Baker Hughes, Inc.	5,900	247,446
Chevron Corporation	4,850	520,114
ConocoPhillips	6,800	516,868
Hess Corporation	8,850	521,708
Marathon Oil Corporation	10,700	339,190
Marathon Petroleum Corporation	5,500	238,480
Noble Corporation	14,200	532,074
Royal Dutch Shell PLC - Class A - ADR	5,600	392,728
		3,820,852
Financials — 10.3%
American Express Company	10,150	587,279
Ameriprise Financial, Inc.	9,800	559,874
JPMorgan Chase & Company	14,000	643,720
MetLife, Inc.	14,000	522,900
PNC Financial Services Group, Inc.	8,200	528,818
		2,842,591
Health Care — 13.1%
Abbott Laboratories	9,500	582,255
Aetna, Inc.	11,600	581,856
AmerisourceBergen Corporation	13,700	543,616
McKesson Corporation	6,500	570,505
Medco Health Solutions, Inc. (a)	4,000	281,200
Thermo Fisher Scientific, Inc.	8,500	479,230
UnitedHealth Group, Inc.	10,100	595,294
		3,633,956

16

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 88.3% (Continued)	Shares	Value
Industrials — 10.5%
Dover Corporation	8,600	$541,284
Eaton Corporation	8,600	428,538
General Dynamics Corporation	3,700	271,506
General Electric Company	29,400	590,058
Norfolk Southern Corporation	8,200	539,806
United Technologies Corporation	6,500	539,110
		2,910,302
Information Technology — 21.4%
Apple, Inc. (a)	2,550	1,528,648
Cisco Systems, Inc.	28,000	592,200
EMC Corporation (a)	19,600	585,648
Google, Inc. - Class A (a)	875	561,085
Intel Corporation	20,200	567,822
International Business Machines Corporation	2,000	417,300
Microsoft Corporation	17,200	554,700
Oracle Corporation	18,500	539,460
QUALCOMM, Inc.	8,400	571,368
		5,918,231

Total Common Stocks (Cost $16,116,659)		$24,449,051

EXCHANGE-TRADED FUNDS — 2.1%	Shares	Value
Financial Select Sector SPDR Fund (The) (Cost $471,000)	37,500	$591,750

MONEY MARKET FUNDS — 0.8%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.17% (b) (Cost $229,238)	229,238	$229,238

17

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)

REPURCHASE AGREEMENTS — 8.7%	Par Value	Value
U.S. Bank N.A., 0.01%, dated 03/30/2012, due 04/02/2012, repurchase proceeds: $2,398,687 (Cost $2,398,685) (c)	$2,398,685	$2,398,685

Total Investments at Value — 99.9% (Cost $19,215,582)		$27,668,724

Other Assets in Excess of Liabilities — 0.1%		34,627

Net Assets — 100.0%		$27,703,351

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

(c)	Repurchase agreement is fully collateralized by $2,271,502 FG #G11649, 4.50%, due 02/01/2020. The aggregate market value of the collateral at March 31, 2012 was $2,446,765.

See accompanying notes to financial statements.

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS March 31, 2012

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.9%	Par Value	Value
Arlington Co., Virginia, GO,
4.10%, due 11/01/2018	$500,000	$535,235
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	520,000	590,465
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	808,143
Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2018	1,000,000	1,057,680
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	861,210
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017,
prerefunded 07/01/2016 @ 100	500,000	588,085
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	461,032
Hampton, Virginia, GO,
5.00%, due 04/01/2020,
prerefunded 04/01/2015 @ 100	500,000	565,935
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	289,960
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	425,414
5.00%, due 05/01/2022	430,000	510,982
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	574,870
James City, Virginia, Service Authority, Water & Sewer, Revenue,
5.125%, due 01/15/2017	1,000,000	1,044,370
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	589,265
Loudoun Co., Virginia, Industrial Dev. Authority, Public Facility Lease, Revenue,
5.00%, due 03/01/2019,
prerefunded 03/01/2013 @ 100	215,000	224,318
5.00%, due 03/01/2019	785,000	812,530
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	568,490
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	769,969
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	310,495

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.9% (Continued)	Par Value	Value
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	$500,000	$570,240
Norfolk, Virginia, GO,
4.50%, due 06/01/2015	500,000	542,100
Norfolk, Virginia, Water, Revenue,
5.00%, due 11/01/2016	1,000,000	1,002,140
Portsmouth, Virginia, Series A, GO,
5.00%, due 04/01/2016	500,000	561,630
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	247,667
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	600,515
Richmond, Virginia, Metropolitan Authority, Revenue,
5.25%, due 07/15/2014, ETM	715,000	787,151
5.25%, due 07/15/2014	285,000	311,009
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015, ETM	1,000,000	1,108,254
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2016	500,000	537,070
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	550,315
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	287,590
University of Virginia, Revenue,
5.00%, due 06/01/2013	585,000	617,403
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	301,055
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	309,530
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	616,260
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 02/01/2017,
prerefunded 02/01/2014 @ 100	500,000	542,350
5.00%, due 04/01/2017	500,000	552,125
5.00%, due 03/01/2019	250,000	301,625
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Note, Revenue,
5.00%, due 09/28/2015	500,000	574,485
Virginia Polytechnic Institute & State University, Revenue,
5.00%, due 06/01/2016	500,000	549,015

20

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 94.9% (Continued)	Par Value	Value
Virginia Small Business Financing Authority, Healthcare Facilities Revenue,
5.00%, due 11/01/2017	$250,000	$292,882
Virginia State Public Building Authority, Public Facilities, Series D, Revenue,
5.00%, due 08/01/2016	1,000,000	1,100,560
Virginia State Public Building Authority, Revenue,
5.00%, due 08/01/2012	185,000	188,019
Virginia State Public School Authority, Revenue
5.00%, due 08/01/2023	500,000	612,355
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	585,000	670,609
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	606,300
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	605,495
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	500,000	583,025
Virginia State, Series B, GO,
5.00%, due 06/01/2012	500,000	504,110
5.00%, due 06/01/2017	250,000	300,103

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $26,535,946)		$28,521,435

WASHINGTON, D.C. REVENUE BONDS — 1.9%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $508,261)	$500,000	$568,550

EXCHANGE-TRADED FUNDS — 0.8%	Shares	Value
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF (Cost $241,000)	10,000	$243,700

21

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.3%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a) (Cost $397,541)	397,541	$397,541

Total Investments at Value — 98.9% (Cost $27,682,748)		$29,731,226

Other Assets in Excess of Liabilities — 1.1%		331,480

Net Assets — 100.0%		$30,062,706

ETM - Escrowed to Maturity.

(a) Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2012.

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2012

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$14,302,860	$19,215,582	$27,682,748
At value (Note 2)	$19,023,735	$27,668,724	$29,731,226
Dividends and interest receivable	63,280	17,926	373,230
Receivable for capital shares sold	285	44,052	—
Other assets	1,779	6,865	4,807
TOTAL ASSETS	19,089,079	27,737,567	30,109,263

LIABILITIES
Distributions payable	2,431	1,354	8,532
Payable for capital shares redeemed	10,331	11,058	21,337
Accrued investment advisory fees (Note 4)	10,419	15,030	8,112
Payable to administrator (Note 4)	4,515	4,515	4,215
Other accrued expenses	13,423	2,259	4,361
TOTAL LIABILITIES	41,119	34,216	46,557

NET ASSETS	$19,047,960	$27,703,351	$30,062,706

Net assets consist of:
Paid-in capital	$14,113,457	$20,332,602	$27,986,910
Undistributed (Distributions in excess of) net investment income	(2,683)	1,016	—
Accumulated net realized gains (losses) from security transactions	216,311	(1,083,409)	27,318
Net unrealized appreciation on investments	4,720,875	8,453,142	2,048,478
Net assets	$19,047,960	$27,703,351	$30,062,706

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,374,591	1,562,470	2,844,832

Net asset value, offering price and redemption price per share (Note 2)	$13.86	$17.73	$10.57

See accompanying notes to financial statements.

23

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2012

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$218,344	$430,477	$3,454
Foreign withholding taxes on dividends	(847)	(1,721)	—
Interest	220,678	213	1,033,413
TOTAL INVESTMENT INCOME	438,175	428,969	1,036,867

EXPENSES
Investment advisory fees (Note 4)	124,674	172,613	120,737
Administration fees (Note 4)	48,000	48,000	43,991
Professional fees	22,157	19,057	16,102
Trustees’ fees and expenses	10,876	10,876	10,876
Custodian and bank service fees	7,842	9,926	4,962
Compliance service fees (Note 4)	6,200	6,200	6,200
Registration and filing fees	5,520	6,846	4,457
Pricing costs	5,258	1,024	8,144
Printing of shareholder reports	3,265	5,594	2,111
Postage and supplies	3,814	3,573	2,922
Insurance expense	2,068	2,652	2,776
Account maintenance fees	748	3,176	2,866
Other expenses	3,614	3,933	6,274
TOTAL EXPENSES	244,036	293,470	232,418
Fees voluntarily waived by the Adviser (Note 4)	—	—	(24,147)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(12,000)	(12,000)	—
NET EXPENSES	232,036	281,470	208,271

NET INVESTMENT INCOME	206,139	147,499	828,596

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on security transactions	639,185	574,141	37,982
Net change in unrealized appreciation/ depreciation on investments	224,412	1,208,217	901,005

REALIZED AND UNREALIZED GAINS ON INVESTMENTS	863,597	1,782,358	938,987

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,069,736	$1,929,857	$1,767,583

See accompanying notes to financial statements.

24

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Balanced Fund		The Jamestown Equity Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$206,139	$275,933	$147,499	$146,142
Net realized gains on security transactions	639,185	1,442,653	574,141	2,063,344
Net change in unrealized appreciation/ depreciation on investments	224,412	297,662	1,208,217	1,218,908
Net increase in net assets from operations	1,069,736	2,016,248	1,929,857	3,428,394

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(216,245)	(294,842)	(172,098)	(163,723)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	56,248	35,385	1,054,254	2,712,183
Net asset value of shares issued in reinvestment of distributions to shareholders	201,973	260,251	164,795	156,040
Payments for shares redeemed	(3,394,853)	(2,869,410)	(3,632,850)	(4,307,138)
Net decrease in net assets from capital share transactions	(3,136,632)	(2,573,774)	(2,413,801)	(1,438,915)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,283,141)	(852,368)	(656,042)	1,825,756

NET ASSETS
Beginning of year	21,331,101	22,183,469	28,359,393	26,533,637
End of year	$19,047,960	$21,331,101	$27,703,351	$28,359,393

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(2,683)	$(27,043)	$1,016	$25,615

CAPITAL SHARE ACTIVITY
Shares sold	4,146	2,932	64,426	180,359
Shares reinvested	15,667	21,529	10,013	10,779
Shares redeemed	(265,758)	(235,155)	(227,053)	(284,981)
Net decrease in shares outstanding	(245,945)	(210,694)	(152,614)	(93,843)
Shares outstanding, beginning of year	1,620,536	1,831,230	1,715,084	1,808,927
Shares outstanding, end of year	1,374,591	1,620,536	1,562,470	1,715,084

See accompanying notes to financial statements.

25

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Tax Exempt Virginia Fund
	Year Ended March 31, 2012	Year Ended March 31, 2011
FROM OPERATIONS
Net investment income	$828,596	$877,394
Net realized gains on security transactions	37,982	53,155
Net change in unrealized appreciation/depreciation on investments	901,005	(171,596)
Net increase in net assets from operations	1,767,583	758,953

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(828,596)	(877,910)
From net realized gains from security transactions	(11,396)	(71,952)
Decrease in net assets from distributions to shareholders	(839,992)	(949,862)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,078,274	1,686,867
Net asset value of shares issued in reinvestment of distributions to shareholders	716,177	806,846
Payments for shares redeemed	(3,027,810)	(4,838,925)
Net decrease in net assets from capital share transactions	(1,233,359)	(2,345,212)

TOTAL DECREASE IN NET ASSETS	(305,768)	(2,536,121)

NET ASSETS
Beginning of year	30,368,474	32,904,595
End of year	$30,062,706	$30,368,474

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	102,093	161,718
Shares reinvested	67,988	77,402
Shares redeemed	(288,051)	(462,738)
Net decrease in shares outstanding	(117,970)	(223,618)
Shares outstanding, beginning of year	2,962,802	3,186,420
Shares outstanding, end of year	2,844,832	2,962,802

See accompanying notes to financial statements.

26

THE JAMESTOWN BALANCED FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$13.16	$12.11	$10.09	$12.95	$14.53

Income (loss) from investment operations:
Net investment income	0.14	0.16	0.22	0.25	0.26
Net realized and unrealized gains (losses) on investments	0.71	1.06	2.04	(2.91)	0.27
Total from investment operations	0.85	1.22	2.26	(2.66)	0.53

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.24)	(0.20)	(0.28)
Distributions from net realized gains	—	—	—	—	(1.83)
Total distributions	(0.15)	(0.17)	(0.24)	(0.20)	(2.11)

Net asset value at end of year	$13.86	$13.16	$12.11	$10.09	$12.95

Total return (a)	6.56%	10.24%	22.56%	(20.75% )	2.97%

Net assets at end of year (000’s)	$19,048	$21,331	$22,183	$21,072	$32,058

Ratio of total expenses to average net assets	1.28%	1.24%	1.20%	1.14%	1.01%

Ratio of net expenses to average net assets (b)	1.21%	1.18%	1.11%	1.05%	0.95%

Ratio of net investment income to average net assets (b)	1.08%	1.31%	1.98%	2.10%	1.71%

Portfolio turnover rate	20%	30%	40%	43%	30%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

27

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012	2011	2010	2009	2008
Net asset value at beginning of year	$16.54	$14.67	$11.01	$16.68	$18.12

Income (loss) from investment operations:
Net investment income	0.09	0.09	0.10	0.08	0.08
Net realized and unrealized gains (losses) on investments	1.21	1.87	3.64	(5.68)	0.20
Total from investment operations	1.30	1.96	3.74	(5.60)	0.28

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.08)	—	(0.08)
Distributions from net realized gains	—	—	—	—	(1.50)
Return of capital	—	—	—	(0.07)	(0.14)
Total distributions	(0.11)	(0.09)	(0.08)	(0.07)	(1.72)

Net asset value at end of year	$17.73	$16.54	$14.67	$11.01	$16.68

Total return (a)	7.89%	13.48%	33.96%	(33.63% )	0.94%

Net assets at end of year (000’s)	$27,703	$28,359	$26,534	$18,790	$32,317

Ratio of total expenses to average net assets	1.11%	1.13%	1.16%	1.15%	0.99%

Ratio of net expenses to average net assets (b)	1.06%	1.09%	1.12%	1.10%	0.95%

Ratio of net investment income to average net assets (b)	0.56%	0.56%	0.78%	0.56%	0.38%

Portfolio turnover rate	28%	49%	59%	69%	46%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

28

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2012		2011	2010	2009		2008
Net asset value at beginning of year	$10.25		$10.33	$10.24	$10.10		$10.06

Income (loss) from investment operations:
Net investment income	0.29		0.29	0.30	0.34		0.36
Net realized and unrealized gains (losses) on investments	0.32		(0.06)	0.11	0.13		0.05
Total from investment operations	0.61		0.23	0.41	0.47		0.41

Less distributions:
Dividends from net investment income	(0.29)		(0.29)	(0.31)	(0.33)		(0.36)
Distributions from net realized gains	(0.00	)(a)	(0.02)	(0.01)	(0.00	)(a)	(0.01)
Total distributions	(0.29)		(0.31)	(0.32)	(0.33)		(0.37)

Net asset value at end of year	$10.57		$10.25	$10.33	$10.24		$10.10

Total return (b)	6.03%		2.26%	4.04%	4.77%		4.09%

Net assets at end of year (000’s)	$30,063		$30,368	$32,905	$32,730		$29,093

Ratio of total expenses to average net assets	0.77%		0.76%	0.75%	0.77%		0.77%

Ratio of net expenses to average net assets (c)	0.69%		0.69%	0.69%	0.69%		0.69%

Ratio of net investment income to average net assets (c)	2.75%		2.78%	2.89%	3.31%		3.54%

Portfolio turnover rate	2%		8%	16%	10%		13%

(a)	Amount rounds to less than a penny per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

29

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2012

1. Organization

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

30

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

For example, fixed income securities, including municipal bonds, corporate bonds, and obligations of the U.S. Treasury and U.S. Government agencies, and repurchase agreements held by the Funds are classified as Level 2 since the values for such securities and the underlying collateral of the repurchase agreements are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2012 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$11,778,328	$—	$—	$11,778,328
Exchange-Traded Funds	291,930	—	—	291,930
U.S. Treasury & Government Agency Obligations	—	1,619,031	—	1,619,031
Mortgage-Backed Securities	—	790,418	—	790,418
Corporate Bonds	—	2,574,777	—	2,574,777
Municipal Bonds	—	104,043	—	104,043
Money Market Funds	318,785	—	—	318,785
Repurchase Agreements	—	1,546,423	—	1,546,423
Total	$12,389,043	$6,634,692	$—	$19,023,735

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$24,449,051	$—	$—	$24,449,051
Exchange-Traded Funds	591,750	—	—	591,750
Money Market Funds	229,238	—	—	229,238
Repurchase Agreements	—	2,398,685	—	2,398,685
Total	$25,270,039	$2,398,685	$—	$27,668,724

31

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$29,089,985	$—	$29,089,985
Exchange-Traded Funds	243,700	—	—	243,700
Money Market Funds	397,541	—	—	397,541
Total	$641,241	$29,089,985	$—	$29,731,226

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedules of Investments for a listing of the common stocks and corporate bonds valued using Level 1 and Level 2 inputs by sector type. During the year ended March 31, 2012, the Funds did not have any significant transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds during the year ended or as of March 31, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

32

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the years ended March 31, 2012 and March 31, 2011 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Balanced Fund	3/31/12	$216,245	$—	$—	$216,245
	3/31/11	$294,842	$—	$—	$294,842
The Jamestown Equity Fund	3/31/12	$172,098	$—	$—	$172,098
	3/31/11	$163,723	$—	$—	$163,723
The Jamestown Tax Exempt Virginia Fund	3/31/12	$121	$11,275	$828,596	$839,992
	3/31/11	$—	$71,952	$877,910	$949,862

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

33

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributable earnings at March 31, 2012 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$14,352,128	$19,312,287	$27,682,748
Gross unrealized appreciation	$4,732,738	$8,474,463	$2,061,726
Gross unrealized depreciation	(61,131)	(118,026)	(13,248)
Net unrealized appreciation on investments	4,671,607	8,356,437	2,048,478
Accumulated ordinary income	3,997	2,370	101
Accumulated tax exempt income	—	—	8,532
Undistributed long-term gains	261,330	—	27,217
Capital loss carryforward	—	(986,704)	—
Other temporary differences	(2,431)	(1,354)	(8,532)
Total distributable earnings	$4,934,503	$7,370,749	$2,075,796

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of market discount and premium on fixed income securities.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after March 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of The Jamestown Equity Fund’s pre-enactment capital loss carryforward may expire without being utilized.

During the year ended March 31, 2012, The Jamestown Balanced Fund and The Jamestown Equity Fund utilized $370,879 and $581,435, respectively, of pre-enactment capital loss carryforwards to offset current year realized gains.

As of March 31, 2012, The Jamestown Equity Fund had a short-term capital loss carryforward for federal income tax purposes of $986,704, which expires March 31, 2018. This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2012, The Jamestown Balanced Fund reclassified $34,466 of distributions in excess of net investment income against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These

34

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2009 through March 31, 2012) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2012:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$3,442,500	$6,784,948	$626,300
Proceeds from sales and maturities of investment securities	$6,859,095	$10,536,104	$903,788

4. Transactions with Affiliates

INVESTMENT ADVISORY AGREEMENT
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2012, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of average daily net assets. Accordingly, the Adviser voluntarily waived $24,147 of its investment advisory fees during the year ended March 31, 2012.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services,

35

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund and The Jamestown Equity Fund are each subject to a minimum monthly fee of $4,000. The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $3,500. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $12,000 for each Fund for the year ended March 31, 2012.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

36

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

9. Recent Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

37

THE JAMESTOWN FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Jamestown Balanced Fund,
The Jamestown Equity Fund,
and The Jamestown Tax Exempt Virginia Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, and The Jamestown Tax Exempt Virginia Fund (the “Funds”) (each a series of the Williamsburg Investment Trust) as of March 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown Select Fund at March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 24, 2012

38

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Year of Birth	Position Held with the Trust	Length of Time Served
*	Charles M. Caravati, Jr.	931 Broad Street Road Manakin-Sabot, VA	1937	Chairman and Trustee	Since June 1991
*	Austin Brockenbrough, III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Trustee and Vice President	Since September 1988
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	1949	Trustee	Since January 2007
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Charles M. Caravati, III	1802 Bayberry Court, Suite 400 Richmond, VA	1965	President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since January 1996
	Joseph A. Jennings, III	1802 Bayberry Court, Suite 400 Richmond, VA	1962	President, The Jamestown Tax Exempt Virginia Fund	Since July 2005
	Lawrence B. Whitlock, Jr.	1802 Bayberry Court, Suite 400 Richmond, VA	1948	Vice President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since February 2002
	Connie R. Taylor	1802 Bayberry Court, Suite 400 Richmond, VA	1950	Vice President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since March 1993
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Bruce and Brockenbrough, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

39

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven series of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

J. Finley Lee, Jr. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (specialty chemicals manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and International Shipholding Corporation (cargo transportation).

Charles M. Caravati, III is a Managing Director of the Adviser.

Joseph A. Jennings, III is a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is Account Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1126.

40

THE JAMESTOWN FUNDS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended March 31, 2012. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund and The Jamestown Equity Fund intend to designate up to a maximum amount of $216,245 and $172,098, respectively, as taxed at a maximum rate of 15%. The Jamestown Tax Exempt Virginia Fund designates $11,275 as long-term gain distributions. For the fiscal year ended March 31, 2012, 95% and 100% of the dividends paid from by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2012 1099-DIV.

41

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2011 through March 31, 2012).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

42

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,171.20	$6.73
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	$6.26
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,250.30	$6.02
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	$5.40
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,014.20	$3.47
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.55	$3.49

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

The Jamestown Balanced Fund	1.24%
The Jamestown Equity Fund	1.07%
The Jamestown Tax Exempt Virginia Fund	0.69%

43

THE JAMESTOWN FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 28, 2012, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

45

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Based upon their review of this information, the Independent Trustees concluded that: (i) upon consideration of the one-year and longer term performance of each Fund, in light of the Adviser’s investment approach and each Fund’s investment objective, as well as the services provided to shareholders, the Adviser has provided satisfactory services to the Funds as compared to similarly managed funds; (ii) the investment advisory fees of each Fund are competitive with comparably managed funds and each Fund’s total operating expense ratio is competitive with (and, in the case of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, significantly lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iii) the Adviser’s commitment to cap overall operating expenses of The Jamestown Tax-Exempt Virginia Fund by voluntarily waiving a portion of its investment advisory fees has enabled such Fund to increase returns for its shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Fund; and (iv) the Adviser’s profitability with respect to The Jamestown Balanced Fund and The Jamestown Equity Fund is reasonable and the Adviser did not realize any profits with respect to its management of The Jamestown Tax Exempt Virginia Fund. Given the current size of each Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

46

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THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Dr. Robert S. Harris.  Dr. Harris is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $152,745 and $151,700 with respect to the registrant’s fiscal years ended March 31, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•
Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President (FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund)

Date	June 1, 2012

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President (The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	June 1, 2012

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President (The Jamestown Balanced Fund and The Jamestown Equity Fund)

Date	June 1, 2012

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President (The Jamestown Tax Exempt Virginia Fund)

Date	June 1, 2012

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President (Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund)

Date	June 1, 2012

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	June 1, 2012

* Print the name and title of each signing officer under his or her signature.